UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

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Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612)   332-3223

Date of fiscal year end:      June 30, 2015

Date of reporting period:    June 30, 2015

Item 1:     Reports to Stockholders

Annual Report
June 30, 2015

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER (Unaudited)

August 5, 2015

Dear Fellow Shareholders:

    Global equity markets overcame some significant challenges and generally climbed higher over the past twelve months. While growth in the U.S. and other major developed markets remains on track, emerging markets have become a more significant source of risk to global growth.

    Despite another weak first quarter in the U.S., with only modest growth in Gross Domestic Product (GDP), most current indicators point to a rebound in the second quarter of 2015. Specifically, consumer spending (which accounts for over two-thirds of GDP) appears to have moved higher from a soft first quarter, and nonfarm payrolls continue to grow at a healthy 200,000+ monthly clip. Job growth has been relatively resilient in light of the weak trends in energy, mining and manufacturing, which have been negatively impacted by weak commodity prices and the stronger U.S. dollar. Auto sales continue to be quite strong and, encouragingly, housing-related data have been particularly robust following a relatively tepid 2014. In summary, we continue to believe that the U.S. economy is growing at a moderate two to three percent pace.

    U.S. inflation, as measured by the headline Consumer Price Index (CPI), remains well-controlled and in a tight range. The key factors suppressing inflation are still in place, and we do not anticipate a change in trend. Commodity prices continue to be quite low; the stronger dollar is dampening import prices; and there is little evidence that wage inflation is accelerating in a meaningful way. To be sure, all of these factors must be closely monitored, given the potential impact that an uptick in inflation will have on Federal Reserve policy. We believe that the Federal Reserve is likely to raise interest rates later this year or early next year, but a “traditional” tightening cycle (i.e., with multiple successive rate increases) is not likely, given moderate economic growth and a lack of inflationary pressure.

    Outside the U.S., many European economies have improved in recent months due to the combined impact of a weaker currency, lower energy prices, and an accommodative monetary policy. Even beleaguered economies, such as Spain, have rebounded, despite very high unemployment. For the euro area overall, we have raised our economic projections based on improving employment trends, modest wage growth, increases in consumer spending, and some signs that bank lending is picking up.

    While we remain cautious on the long-term prospects for Japan given structural headwinds (i.e. elevated government debt, aging population), the near-term picture looks relatively stable, as both consumption and investment spending are rising. Exports have helped, as well, due to the weak currency. However, exports to China represent a key risk to the country and for the global economy overall. Growth has been steadily decelerating and the recent significant stock market correction is an incremental cause for concern. Policymakers, how-

ever, have taken dramatic measures to stabilize the market and we expect continued easing of monetary policies, which should help stabilize growth. This bears watching, as growth is imperative given China’s elevated debt levels and the major impact an interruption in growth could have on the rest of the world, particularly other emerging markets.

Equity Strategy

    While we believe equity prices can grind higher in the months ahead, numerous cross-currents are likely to result in increasing volatility as we proceed through the remainder of 2015.

    Valuation and earnings trends will likely serve to constrain stock market upside. Valuations for the overall market are “fair” in our view, with price-to-earnings ratios at the upper end of historical ranges. That said, we believe elevated valuations are justified, given the low current inflation environment. We think that further market gains must be driven by increases in corporate profits. Earnings growth for the market overall (e.g., the S&P 500®) has come to a standstill, as the combination of a strong U.S. dollar and a dramatic decline in energy sector earnings has impacted results. The drag from these factors will likely be helped by easier comparisons in the months ahead. However, with corporate profit margins at peak levels, we believe a low- to mid-single earnings growth rate is a reasonable expectation.

    All of this points to a challenging investment environment, but we clearly see opportunities. We continue to position our equity portfolios in diversified, high quality companies that are able to generate growth in a sluggish economic environment. In addition, we favor companies with strong balance sheets and cash flow generation and management teams that consistently return capital back to shareholders in the form of share repurchases and dividends. In terms of sectors, we have become more cautious on the energy and producer manufacturing sectors, given their dependence on emerging markets and vulnerability to a stronger U.S. dollar. We have incrementally increased exposure to the consumer discretionary sector, as solid labor markets, somewhat higher wages and falling energy costs provide a sound backdrop for U.S. consumers. Across all portfolios, healthcare remains a key area of focus for a number of reasons. First, the combination of steady employment gains and the Affordable Care Act has increased the insured population, leading to higher medical utilization in many areas. Second, we believe the pace of innovation and pipeline productivity has increased in recent years, given broad-based product introductions across therapeutic and device manufacturers. Third, the sector is being driven by the aging population all over the world.

    In international and global portfolios, we remain overweight Europe, with an emphasis on exporting companies benefiting from the weak euro, and have added some exposure to

2	SIT MUTUAL FUNDS ANNUAL REPORT

companies benefiting from improvements in consumer spending within the region. While the recent Greek debt negotiations have weighed on near-term performance, we believe that sentiment will shift more positively as the European Central Bank remains very accommodative, mainly through its quantitative easing program, for quite some time. While Japanese stocks have performed well in recent months, we are underweight the region given our longer term concerns over structural challenges facing the country. We continue to have significant exposure to China based on our long-term view that growth there is still quite strong relative to the rest of the world. Regardless of the economic region, we remain focused on well-managed, high quality growth companies.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2015	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +6.86%. The S&P 500® Index return was +7.42% over the period, while the Barclays Aggregate Bond Index gained +1.86%. The Lipper Balanced Fund Index advanced +3.11% over the period.

Stocks and bonds moved modestly higher over the past twelve months, as investors continue to await a potential change in Federal Reserve policy. The equity portion outperformed the S&P 500® Index over the past twelve months, due to strong stock selection and an overweighted position in the outperforming health technology sector. In addition, the Fund benefitted from underweighting both the energy minerals and utilities sectors, which lagged over the period. Negative stock selection in the producer manufacturing and consumer non-durables detracted from results. Looking ahead, we continue to believe that high quality companies with stable earnings growth, strong cash flow generation, and minimal debt levels will outperform the overall stock market, as economic growth remains sluggish and investors seek firms with financial flexibility to return capital, through either share repurchases or increased dividends.

For the twelve months ending 6/30/15, the fixed income portion of the Fund considerably outperformed the Barclays Aggregate Bond Index, primarily due to its attractive income advantage. The Fund’s yield curve positioning also helped the return. Positions in longer duration U.S. Treasury securities contributed positively to performance, as longer maturity yields declined over the twelve-month period. Looking forward, we expect the yield curve to resume flattening as short yields rise in anticipation of the Fed raising its fed funds rate target later this year. We expect longer maturity yields to decline in the short- to medium-term as the market believes that the Fed’s actions will prevent inflation from becoming a problem. We continue to position the portfolio along the yield curve to take advantage of its expected flattening, while maintaining a significant yield advantage relative to the benchmark.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

As of June 30th, the asset allocation of the Fund was 63% equities, 34% fixed income, and 3% cash and equivalents.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2015

	Sit Balanced Fund	S&P 500® Index 1	Barclays Aggregate Bond Index 2
One Year	6.86%	7.42%	1.86%
Five Year	11.03	17.34	3.35
Ten Year	6.37	7.89	4.44
Since Inception (12/31/93)	6.96	9.26	5.61

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/15:	$ 21.54 Per Share
Net Asset Value 6/30/14:	$21.01 Per Share
Total Net Assets:	$23.0 Million

TOP HOLDINGS

Top Equity Holdings:

1. Apple, Inc.

2. Medtronic, PLC

3. Visa, Inc.

4. CVS Health Corp.

5. PepsiCo, Inc.

Top Fixed Income Holdings:

1. U.S. Treasury Strips, 4.22%, 2/15/36

2. GNMA, 4.50%, 6/15/40

3. FNMA, 7.50%, 5/25/42

4. U.S. Treasury Strips, 4.56%, 2/15/26

5. FNMA, 7.00%, 5/25/31

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	5

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 62.9%
Commercial Services - 1.3%
1,400	Equifax, Inc.	135,926
2,900	Robert Half International, Inc.	160,950

		296,876

Communications - 1.3%
1,150	SBA Communications Corp. *	132,216
3,750	Verizon Communications, Inc.	174,788

		307,004

Consumer Durables - 1.2%
1,025	Polaris Industries, Inc.	151,813
785	Whirlpool Corp.	135,844

		287,657

Consumer Non-Durables - 3.7%
875	Michael Kors Holdings, Ltd. *	36,829
1,825	NIKE, Inc.	197,136
3,425	PepsiCo, Inc.	319,690
1,150	Philip Morris International, Inc.	92,196
2,500	Procter & Gamble Co.	195,600

		841,451

Consumer Services - 5.3%
150	Chipotle Mexican Grill, Inc. *	90,748
4,750	H&R Block, Inc.	140,838
5,300	Starbucks Corp.	284,160
2,000	Time Warner, Inc.	174,820
4,300	Twenty-First Century Fox, Inc.	139,944
5,700	Visa, Inc.	382,755

		1,213,265

Electronic Technology - 6.1%
3,575	Apple, Inc.	448,394
9,750	Applied Materials, Inc.	187,395
1,975	Avago Technologies, Ltd.	262,537
5,000	Ciena Corp. *	118,400
7,300	Intel Corp.	222,030
1,275	Skyworks Solutions, Inc.	132,728
700	Xilinx, Inc.	30,911

		1,402,395

Energy Minerals - 3.2%
1,575	Chevron Corp.	151,940
2,250	Continental Resources, Inc. *	95,378
850	EOG Resources, Inc.	74,418
1,450	Gulfport Energy Corp. *	58,362
3,500	Marathon Petroleum Corp.	183,085
2,300	Occidental Petroleum Corp.	178,871

		742,054

Quantity	Name of Issuer	Fair Value ($)

Finance - 6.2%
900	ACE, Ltd.	91,512
1,850	Ameriprise Financial, Inc.	231,120
2,175	Discover Financial Services	125,324
925	Goldman Sachs Group, Inc.	193,131
4,275	JPMorgan Chase & Co.	289,674
1,600	Marsh & McLennan Cos., Inc.	90,720
1,350	Prudential Financial, Inc.	118,152
2,350	US Bancorp	101,990
3,150	Wells Fargo & Co.	177,156

		1,418,779

Health Services - 2.8%
1,305	Express Scripts Holding Co. *	116,067
400	Humana, Inc.	76,512
875	McKesson Corp.	196,709
2,025	UnitedHealth Group, Inc.	247,050

		636,338

Health Technology - 9.3%
2,550	AbbVie, Inc.	171,334
425	Alexion Pharmaceuticals, Inc. *	76,827
750	Allergan, PLC *	227,595
1,750	Celgene Corp. *	202,536
2,700	Gilead Sciences, Inc.	316,116
1,650	Johnson & Johnson	160,809
5,899	Medtronic, PLC	437,116
1,050	Mylan NV *	71,253
125	Regeneron Pharmaceuticals, Inc. *	63,766
2,050	St. Jude Medical, Inc.	149,794
1,000	Thermo Fisher Scientific, Inc.	129,760
1,150	Zimmer Holdings, Inc.	125,613

		2,132,519

Industrial Services - 0.6%
1,600	Schlumberger, Ltd.	137,904

Process Industries - 1.8%
2,450	Ecolab, Inc.	277,022
1,225	International Paper Co.	58,298
600	Praxair, Inc.	71,730

		407,050

Producer Manufacturing - 4.8%
675	3M Co.	104,152
875	Caterpillar, Inc.	74,218
2,000	Danaher Corp.	171,180
1,250	Delphi Automotive, PLC	106,362
725	General Dynamics Corp.	102,725
2,150	Honeywell International, Inc.	219,236
950	Illinois Tool Works, Inc.	87,200

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity /Principal Amount ($)	Name of Issuer	Fair Value ($)

1,500	Raytheon Co.	143,520
950	United Technologies Corp.	105,383

		1,113,976

Retail Trade - 5.2%
3,200	CVS Health Corp.	335,616
1,700	Dick’s Sporting Goods, Inc.	88,009
2,800	Home Depot, Inc.	311,164
900	Macy’s, Inc.	60,723
1,200	Target Corp.	97,956
2,900	TJX Cos., Inc.	191,893
1,675	Wal-Mart Stores, Inc.	118,808

		1,204,169

Technology Services - 7.5%
1,550	Accenture, PLC	150,009
3,300	Adobe Systems, Inc. *	267,333
1,250	ANSYS, Inc. *	114,050
2,500	Cognizant Technology Solutions Corp. *	152,725
1,875	Facebook, Inc. *	160,809
325	Google, Inc. - Class A*	175,513
255	Google, Inc. - Class C*	132,730
5,975	Microsoft Corp.	263,796
3,250	Oracle Corp.	130,975
155	priceline.com, Inc. *	178,462

		1,726,402

Transportation - 2.6%
3,300	Delta Air Lines, Inc.	135,564
550	FedEx Corp.	93,720
1,050	Ryder System, Inc.	91,738
1,750	Union Pacific Corp.	166,898
1,050	United Parcel Service, Inc.	101,755

		589,675

Total Common Stocks (cost: $10,672,600)		14,457,514

Bonds - 31.5%
Asset-Backed Securities - 2.0%
5,989	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36 [14]	5,973
41,527	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32 [14]	42,425
16,529	Citifinancial Mortgage Securities, Inc., 2004-1 AF3, 3.77%, 4/25/34 [14]	16,758
32,105	Conseco Finance, 2001-D M1, 1.54%, 11/15/32 [1]	31,079
74,989	Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 0.83%, 2/25/32 [1]	72,410

Principal Amount ($)	Name of Issuer	Fair Value ($)

27,280	Green Tree Financial Corp., 1997-7 A6, 6.76%, 7/15/28	28,009
45,566	HouseHold Home Equity Loan Trust, 2007-2 A4, 0.49%, 7/20/36 [1]	44,982
10,204	Irwin Home Equity Corp., 2005-1 M1, 5.42%, 6/25/35 [14]	10,307
24,792	New Century Home Equity Loan Trust, 2005-A A4W, 4.82%, 8/25/35 [14]	25,720
22,309	RAAC Series, 2005-SP2 1M1, 0.70%, 5/25/44 [1]	22,140
26,312	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.58%, 9/25/35 [1]	26,183
7,953	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	8,036
101,056	Vanderbilt Acquisition Loan Trust Series, 2002-1 B2, 8.47%, 5/7/32 [1]	113,652

		447,674

Collateralized Mortgage Obligations - 5.4%
	Fannie Mae:
61,023	2004-T1 1A1, 6.00%, 1/25/44	69,086
19,016	2009-30 AG, 6.50%, 5/25/39	20,750
8,977	2013-28 WD, 6.50%, 5/25/42	10,259
34,366	2004-W9 2A1, 6.50%, 2/25/44	38,803
133,840	2012-68 GW, 7.00%, 5/25/31	161,748
7,882	2010-108 AP, 7.00%, 9/25/40	8,922
15,772	2004-T3, 1A3, 7.00%, 2/25/44	18,014
149,613	2013-28 WE, 7.50%, 5/25/42	175,479
	Freddie Mac:
60,974	4293 BA, 5.33%, 10/15/47 [1]	66,668
54,662	2122 ZE, 6.00%, 2/15/29	59,897
39,520	2283 K, 6.50%, 12/15/23	43,972
39,392	T-59 1A1, 6.50%, 10/25/43	45,263
17,319	3946 KW, 7.00%, 11/15/29	18,771
59,301	3704 CT, 7.00%, 12/15/36	69,652
35,585	2238 PZ, 7.50%, 6/15/30	41,126
	Government National Mortgage Association:
82,571	2014-69 W, 7.28%, 11/20/34 [1]	98,285
50,025	2005-74 HA, 7.50%, 9/16/35	56,624
113,116	RFMSI Series Trust,
	2003-S12 M1, 5.98%, 12/25/32 [1]	119,786
	Sequoia Mortgage Trust:
40,141	2013-3 A2, 2.50%, 3/25/43 [1]	37,393
25,414	2012-4 A2, 3.00%, 9/25/42 [1]	24,652
36,223	Vendee Mortgage Trust,
	2008-1 B, 7.71%, 3/15/25 [1]	41,861

		1,227,011

See accompanying notes to financial statements.
JUNE 30, 2015	7

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

Corporate Bonds - 10.7%
37,072	Aircraft Certificate Owner Trust 2003, 7.00%, 9/20/22 [4]	39,667
61,635	America West Airlines 2000-1 Trust, 8.06%, 7/2/20	69,340
25,000	American Airlines 2015-1 Class A Trust, 3.38%, 5/1/27	24,688
100,000	Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	109,139
70,000	Boeing Co., 8.75%, 9/15/31	104,850
100,000	Bottling Group, LLC, 5.13%, 1/15/19	110,839
23,304	Burlington Northern and Santa Fe Railway Co. 2001-1 Trust, 6.73%, 7/15/22	26,527
50,000	Caterpillar Financial Services Corp., 7.15%, 2/15/19	58,866
50,000	CNA Financial Corp., 7.35%, 11/15/19	59,101
25,000	Coca-Cola Femsa SAB de CV, 2.38%, 11/26/18	25,352
25,000	ConocoPhillips, 5.90%, 10/15/32	28,864
37,139	Continental Airlines 2000-1 Class A-1 Trust, 8.05%, 11/1/20	42,105
50,000	Danaher Corp., 5.40%, 3/1/19	55,810
45,384	Delta Air Lines 2007-1 Class A Trust, 6.82%, 8/10/22	52,078
63,046	Doric Nimrod Air Alpha 2012-1 Class A Trust, 5.13%, 11/30/22 [4]	66,673
60,768	Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	64,414
50,000	DTE Gas, Co., 5.00%, 10/1/19	55,788
50,000	Google, Inc., 3.63%, 5/19/21	53,570
50,000	Hiland Partners LP / Hiland Partners Finance Corp., 5.50%, 5/15/22 [4]	51,999
150,000	INVISTA Finance, LLC, 4.25%, 10/15/19 [4]	147,750
50,000	Kansas City Power & Light Co., 7.15%, 4/1/19	58,979
25,000	Liberty Mutual Insurance Co., 7.88%, 10/15/26 [4]	30,239
50,000	LyondellBasell Industries NV, 4.63%, 2/26/55	44,032
65,000	Manufacturers & Traders Trust Co. (Subordinated), 5.63%, 12/1/21 [1]	67,038
100,000	Microsoft Corp., 5.20%, 6/1/39	112,017
75,000	Moody’s Corp., 2.75%, 7/15/19	75,639
40,000	Northern States Power Co., 7.13%, 7/1/25	51,369
25,000	Northern Trust Co. (Subordinated), 6.50%, 8/15/18	28,564
52,984	Northwest Airlines 2007-1 A Trust, 7.03%, 11/1/19	59,475
57,242	Procter & Gamble ESOP, 9.36%, 1/1/21	69,573
50,000	Progressive Corp. (Subordinated), 6.70%, 6/15/37 [1]	52,125
50,000	Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	60,974
50,000	State Street Corp., 7.35%, 6/15/26	65,253
50,000	Tosco Corp., 8.13%, 2/15/30	69,503
50,000	United Parcel Service, Inc., 2.45%, 10/1/22	48,249
50,000	United Technologies Corp., 6.13%, 2/1/19	57,128

Principal Amount ($)	Name of Issuer	Fair Value ($)

41,915	US Airways 2001-1C Trust (Subordinated), 7.35%, 3/20/22	46,790
2,000	Verizon Communications, 5.90%, 2/15/54	52,440
41,130	Virgin Australia 2013-1A Trust, 5.00%, 10/23/23 [4]	42,878
50,000	Wells Fargo & Co., 4.60%, 4/1/21	54,774
50,000	XTO Energy, Inc., 6.75%, 8/1/37	69,724

		2,464,183

Federal Home Loan Mortgage Corporation - 2.0%
48,877	2.50%, 4/1/27	49,930
27,647	3.00%, 5/1/27	28,255
13,176	6.00%, 10/1/21	14,084
74,310	6.00%, 4/1/39	84,601
73,137	6.50%, 2/1/22	80,128
73,031	7.00%, 4/1/31	85,071
34,278	7.00%, 7/1/32	37,720
6,806	7.00%, 5/1/34	7,873
30,696	7.00%, 11/1/37	35,571
8,400	7.00%, 1/1/39	9,648
16,785	7.50%, 11/1/36	20,076
391	8.00%, 9/1/15	393
6,187	8.38%, 5/17/20	6,570

		459,920

Federal National Mortgage Association - 2.7%
23,402	5.50%, 2/1/18	24,407
75,000	6.17%, 11/1/43	85,699
17,935	6.50%, 5/1/36	20,597
136,750	6.50%, 8/1/37	158,629
80,564	6.50%, 3/1/40	92,520
32,334	7.00%, 1/1/32	37,370
13,689	7.00%, 12/1/32	16,403
28,292	7.00%, 3/1/33	33,124
19,688	7.00%, 12/1/36	23,953
6,570	7.00%, 11/1/38	7,648
15,207	7.50%, 4/1/33	18,974
14,889	7.50%, 11/1/33	17,652
21,956	7.50%, 1/1/34	26,872
7,315	7.50%, 4/1/38	8,936
32,659	8.00%, 2/1/31	40,007
7,586	8.45%, 7/15/26	8,757

		621,548

Government National Mortgage Association - 2.3%
238,040	4.50%, 6/15/40	261,485
88,587	6.00%, 4/15/29	102,004
23,181	7.00%, 12/15/24	25,802

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Fair Value ($)

34,877	7.00%, 9/20/38	40,746
32,176	8.00%, 7/15/24	36,394
67,921	8.38%, 3/15/31	70,795

		537,226

Taxable Municipal Securities - 3.4%
100,000	City of Austin, TX., Electric Utility Rev., 2.08%, 11/15/19	99,792
85,000	County of St. Clair IL, 5.40%, 12/30/28	89,373
75,000	Denver Health & Hospital Authority, 2.95%, 12/1/18	75,746
100,000	Glendale Community Dev. Authority, 2.40%, 10/1/19	100,239
50,000	Macomb Interceptor Drain Drainage District, 5.50%, 5/1/30	51,361
100,000	Mississippi Home Corp., 3.05%, 12/1/34	100,061
89,000	Multistate Liquidating Trust No. 1, 3.11%, 12/15/28 4,[17]	86,599
40,000	New Hampshire Housing Finance Authority, 4.00%, 7/1/35	41,837
50,000	State of Texas, 4.12%, 4/1/25	53,708
75,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin., 8.75%, 8/15/27	82,761

		781,477

U.S. Government / Federal Agency Securities - 3.0%
100,000	U.S. Treasury Note, 0.06%, 1/31/16 [1]	99,999
	U.S. Treasury Strips:
200,000	3.33%, 5/15/44 [6]	78,289
625,000	4.22%, 2/15/36 [6]	339,019
225,000	4.56%, 2/15/26 [6]	171,500

		688,807

Total Bonds (cost: $7,228,959)		7,227,846

Quantity	Name of Issuer	Fair Value ($)

Investment Companies - 2.3%
5,700	BlackRock Enhanced Government Fund	77,121
15,800	BlackRock Income Trust	99,856
8,400	Duff & Phelps Utility and Corporate Bond Trust	78,708
5,300	Federated Enhanced Treasury Income Fund	70,013
26,500	MFS Intermediate Income Trust	122,430
15,652	Putnam Premier Income Trust	79,825

Total Investment Companies (cost: $546,126)		527,953

Total Investments in Securities - 96.7% (cost: $18,447,685)		22,213,313
Other Assets and Liabilities, net - 3.3%		756,397

Total Net Assets - 100.0%		$22,969,710

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of June 30, 2015.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2015 was $591,193 and represented 2.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of June 30, 2015.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2015	9

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	14,457,514	—	—	14,457,514
Asset-Backed Securities	—	447,674	—	447,674
Collateralized Mortgage Obligations	—	1,227,011	—	1,227,011
Corporate Bonds	—	2,464,183	—	2,464,183
Federal Home Loan Mortgage Corporation	—	459,920	—	459,920
Federal National Mortgage Association	—	621,548	—	621,548
Government National Mortgage Association	—	537,226	—	537,226
Taxable Municipal Securities	—	781,477	—	781,477
U.S. Government / Federal Agency Securities	—	688,807	—	688,807
Investment Companies	527,953	—	—	527,953

Total:	14,985,467	7,227,846	—	22,213,313

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2015	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +6.39% return over the last twelve months, compared to the +7.42% return for the S&P 500® Index. The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.50% compared to the 2.08% yield of the S&P 500® Index.

U.S. equities gained further ground over the past twelve months despite a decidedly clouded economic picture, both in the U.S. and in many regions around the world. While there has been some concern that dividend-paying stocks may lag the broader market if the Federal Reserve begins to finally raise rates, there are some important considerations to keep in mind. First, and foremost, we do not believe rates will rise significantly given the slow pace of economic growth and benign inflationary pressures, both here and abroad. Second, as we often point out, we expect all companies within the Fund to grow dividends on a consistent basis, providing a natural hedge if interest rates and inflation move higher over time. Third, any significant increase in interest rates could result in a sharp rise in volatility and a market correction. We note that the Fund has historically proven relatively defensive in periods of market turmoil.

While the Fund remains well-diversified among sectors, there have been some significant changes in allocation compared to this time last year. Both the energy minerals and industrial services sectors have been reduced, reflecting our view that energy prices will take some time to recover. Conversely, the combination of low energy prices and steady job gains is good news for consumers, which has led us to increase the weighting in the retail trade sector.

Relative to the Index, Fund performance was negatively impacted by stock selection in the health technology and finance sectors. Underperformers in the health technology sector included Johnson & Johnson and Merck, while closed-end funds Kayne Anderson and Tortoise Energy detracted from finance sector returns. On the positive side, strong stock selection in the energy minerals, utilities, commercial services and electronic technology sectors helped relative

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

returns. Top performers in these sectors included Marathon Petroleum, Kinder Morgan, WEC Energy Group, Equifax, Moody’s Corp. and Avago Technologies.

Our research effort remains on high quality companies that can deliver consistent earnings growth and return excess capital, primarily through dividends.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2015

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index 1

One Year	6.39%	6.13%	7.42%
Five Year	16.08	15.80	17.34
Ten Year	9.52	n/a	7.89
Since Inception - Class I (12/31/03)	9.47	n/a	7.71
Since Inception - Class S (3/31/06)	n/a	8.61	7.42

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/15:	$17.40 Per Share
Net Asset Value 6/30/14:	$18.69 Per Share
Total Net Assets:	$955.5 Million
Class S:
Net Asset Value 6/30/15:	$17.34 Per Share
Net Asset Value 6/30/14:	$18.63 Per Share
Total Net Assets:	$83.0 Million

Weighted Average Market Cap:	$98.3 Billion

TOP 10 HOLDINGS

  1. Medtronic, PLC

  2. Home Depot, Inc.

  3. Microsoft Corp.

  4. Apple, Inc.

  5. Honeywell International, Inc.

  6. JPMorgan Chase & Co.

  7. PepsiCo, Inc.

  8. Verizon Communications, Inc.

  9. Intel Corp.

  10. Becton Dickson and Co.

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	13

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.5%
Commercial Services - 1.9%
51,425	Equifax, Inc.	4,992,853
67,375	Moody’s Corp.	7,273,805
160,525	Nielsen Holdings NV	7,186,704

		19,453,362

Communications - 2.8%
205,450	BCE, Inc.	8,731,625
448,950	Verizon Communications, Inc.	20,925,560

		29,657,185

Consumer Durables - 2.7%
66,425	Genuine Parts Co.	5,947,030
79,825	Snap-On, Inc.	12,712,131
54,650	Whirlpool Corp.	9,457,182

		28,116,343

Consumer Non-Durables - 6.1%
80,225	JM Smucker Co./The	8,697,192
135,625	Kimberly-Clark Corp.	14,372,181
248,650	PepsiCo, Inc.	23,208,991
214,000	Procter & Gamble Co.	16,743,360

		63,021,724

Consumer Services - 4.2%
364,200	H&R Block, Inc.	10,798,530
195,050	Starbucks Corp.	10,457,606
178,950	Time Warner, Inc.	15,642,020
96,800	Visa, Inc.	6,500,120

		43,398,276

Electronic Technology - 8.3%
202,650	Apple, Inc.	25,417,376
759,375	Applied Materials, Inc.	14,595,188
130,200	Avago Technologies, Ltd.	17,307,486
626,400	Intel Corp.	19,051,956
43,500	Skyworks Solutions, Inc.	4,528,350
112,525	Xilinx, Inc.	4,969,104

		85,869,460

Energy Minerals - 3.8%
188,775	Devon Energy Corp.	11,230,225
150,675	Marathon Petroleum Corp.	7,881,809
157,325	Occidental Petroleum Corp.	12,235,165
312,250	Suncor Energy, Inc.	8,593,120

		39,940,319

Quantity	Name of Issuer	Fair Value ($)

Finance - 15.2%
50,975	ACE, Ltd.	5,183,138
106,975	Ameriprise Financial, Inc.	13,364,387
96,900	Arthur J Gallagher & Co.	4,583,370
47,500	Avalonbay Communities, Inc.	7,593,825
246,775	Brixmor Property Group, Inc.	5,707,906
134,625	Discover Financial Services	7,757,092
47,475	Goldman Sachs Group, Inc.	9,912,305
237,675	Hartford Financial Services Group, Inc.	9,880,150
311,225	Invesco, Ltd.	11,667,825
345,725	JPMorgan Chase & Co.	23,426,326
136,150	Macquarie Infrastructure Co., LLC	11,250,074
108,200	Marsh & McLennan Cos., Inc.	6,134,940
262,050	PacWest Bancorp	12,253,458
114,800	PNC Financial Services Group, Inc.	10,980,620
115,975	Prudential Financial, Inc.	10,150,132
41,275	T Rowe Price Group, Inc.	3,208,307
112,175	Validus Holdings, Ltd.	4,934,578

		157,988,433

Health Services - 3.1%
181,600	Cardinal Health, Inc.	15,190,840
135,975	UnitedHealth Group, Inc.	16,588,950

		31,779,790

Health Technology - 15.7%
235,825	Abbott Laboratories	11,574,291
209,750	AbbVie, Inc.	14,093,102
131,775	Becton Dickinson and Co.	18,665,929
103,175	Gilead Sciences, Inc.	12,079,729
180,600	Johnson & Johnson	17,601,276
439,375	Medtronic, PLC	32,557,688
222,275	Merck & Co., Inc.	12,654,116
554,400	Pfizer, Inc.	18,589,032
160,500	St. Jude Medical, Inc.	11,727,735
116,900	Teva Pharmaceutical Industries, Ltd., ADR	6,908,790
64,175	Zimmer Holdings, Inc.	7,009,835

		163,461,523

Process Industries - 3.9%
77,350	Agrium, Inc.	8,195,232
151,900	Archer-Daniels-Midland Co.	7,324,618
247,125	International Paper Co.	11,760,679
61,200	LyondellBasell Industries NV	6,335,424
43,000	Praxair, Inc.	5,140,650
30,075	Scotts Miracle-Gro Co.	1,780,741

		40,537,344

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 8.4%
61,400	3M Co.	9,474,020
91,525	Delphi Automotive, PLC	7,787,862
74,000	General Dynamics Corp.	10,485,060
235,800	Honeywell International, Inc.	24,044,526
86,375	Illinois Tool Works, Inc.	7,928,361
57,950	Lockheed Martin Corp.	10,772,905
100,400	Raytheon Co.	9,606,272
200,625	Tyco International, PLC	7,720,050

		87,819,056

Retail Trade - 9.2%
167,100	CVS Health Corp.	17,525,448
242,725	Home Depot, Inc.	26,974,029
191,196	Macy’s, Inc.	12,899,994
180,025	Target Corp.	14,695,441
159,575	TJX Cos., Inc.	10,559,078
175,300	Wal-Mart Stores, Inc.	12,434,029

		95,088,019

Technology Services - 4.9%
79,875	Accenture, PLC	7,730,302
89,450	Automatic Data Processing, Inc.	7,176,574
576,175	Microsoft Corp.	25,438,126
255,025	Oracle Corp.	10,277,508

		50,622,510

Transportation - 3.7%
128,950	Delta Air Lines, Inc.	5,297,266
149,200	Ryder System, Inc.	13,035,604
81,575	Union Pacific Corp.	7,779,808
123,750	United Parcel Service, Inc.	11,992,612

		38,105,290

Quantity	Name of Issuer	Fair Value ($)

Utilities - 4.6%
470,400	CenterPoint Energy, Inc.	8,951,712
200,825	Kinder Morgan, Inc.	7,709,672
191,048	Laclede Group, Inc.	9,945,960
141,675	NextEra Energy, Inc.	13,888,400
157,500	WEC Energy Group, Inc.	7,082,775

		47,578,519

Total Common Stocks (cost: $873,543,175)		1,022,437,153

Investment Companies - 1.1%
147,800	Kayne Anderson MLP Investment Co.	4,535,982
200,400	Tortoise Energy Infrastructure Corp.	7,396,764

Total Investment Companies (cost: $13,151,597)		11,932,746

Total Investments in Securities - 99.6% (cost: $886,694,772)		1,034,369,899

Other Assets and Liabilities, net - 0.4%		4,049,301

Total Net Assets - 100.0%		$1,038,419,200

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

LLC — Limited Liability Company

MLP — Master Limited Partnership

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	1,022,437,153	—	—	1,022,437,153
Investment Companies	11,932,746	—	—	11,932,746

Total:	1,034,369,899	—	—	1,034,369,899

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2015	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Global equity markets delivered modest returns over the twelve month period ended June 30, 2015. The U.S. equity markets appreciated in the mid-single digits while international markets were down in the mid-single digits. The Sit Global Dividend Growth Fund Class I appreciated +2.19% outperforming the MSCI World Index, which appreciated +1.43%. The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.80% compared to the 2.38% yield of the MSCI World Index. Within the Index, the information technology, health care and consumer discretionary sectors had the strongest returns while the energy and material sectors were down double digits. Regionally, North America was the sole country with positive performance. The weakest region was Europe.

Contributing most favorably to relative performance in the last twelve months were the Fund’s holdings in the energy sector. The underweight position, positive currency effect and good stock selection all contributed. The materials and consumer discretionary sectors also contributed nicely due to good stock selection and currency effect. Conversely, the Fund was negatively impacted by the holdings in the industrial, health care, and utilities sectors.

Geographically, the United Kingdom and Singapore were the top contributing countries due to strong stock selection. France had the largest negative impact due to stock selection followed by Switzerland due to negative stock selection and the overweight position.

Global equities gained further ground over the past twelve months despite a decidedly clouded economic picture, both in the U.S. and in many regions around the world. Fears of a Greek debt default or potential exit from the Euro Area weighed heavily on returns across Europe in June. While Greece will remain a headline risk we believe a highly accommodative monetary policy, solid export demand driven by continued currency weakness, and ongoing upward earnings revisions driven by improving demand, operating leverage, and deployment of excess cash for acquisitions and share repurchases will support stock prices. We remain overweight Europe, with holdings weighted towards companies that have exposure outside of Europe and are beneficiaries of the weak euro; possess secular or niche growth drivers; and/or address domestic markets where there is meaningful pent-up demand. Given the European overweight, the Fund is modestly underweight in the U.S. and meaningfully underweight in Japan as we remain skeptical of the durability of the current recovery.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

While there has been some concern that dividend paying stocks may lag the broader market if the U.S. Federal Reserve begins to finally raise rates, there are some important considerations to keep in mind. First, and foremost, we do not believe rates will rise significantly given the pace of economic growth and benign inflationary pressures, both in the U.S. and abroad. Second, as we often point out, we expect all companies within the Fund to grow dividends on a consistent basis, providing a natural hedge if interest rates and inflation move higher over time. Third, any significant increase in interest rates could result in a sharp rise in volatility and a market correction. We note that the Fund has historically proven relatively defensive in periods of market turmoil.

Roger J. Sit            Raymond E. Sit    Tasha M. Murdoff

Kent L. Johnson    Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2015

	Sit Global Dividend Growth Fund		MSCI World Index 1
	Class I	Class S
One Year	2.19%	2.00%	1.43%
Five Year	12.08	11.81	13.10
Since Inception (9/30/08)	9.84	9.57	8.14

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/15:	$ 14.80 Per Share
Net Asset Value 6/30/14:	$ 15.74 Per Share
Total Net Assets:	$ 21.4 Million
Class S:
Net Asset Value 6/30/15:	$ 14.78 Per Share
Net Asset Value 6/30/14:	$ 15.72 Per Share
Total Net Assets:	$ 3.5 Million

Weighted Average Market Cap:	$ 108.7 Billion

TOP 10 HOLDINGS

  1. Medtronic, PLC

  2. Roche Holding AG

  3. Seven & I Holdings Co., Ltd.

  4. BCE, Inc.

  5. Apple, Inc.

  6. Nestle SA

  7. Verizon Communications, Inc.

  8. Barclays, PLC

  9. Diageo, PLC, ADR

  10. Cardinal Health, Inc.

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	17

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.6%
Africa/Middle East - 1.0%
Israel - 1.0%
4,300	Teva Pharmaceutical Industries, Ltd., ADR	254,130

Asia - 5.3%
China/Hong Kong - 1.1%
5,950	HSBC Holdings, PLC, ADR	266,620

Japan - 2.7%
15,700	Seven & I Holdings Co., Ltd.	673,932

Singapore - 1.5%
2,800	Avago Technologies, Ltd.	372,204

Europe - 34.2%
Belgium - 1.8%
3,600	Anheuser-Busch InBev NV, ADR	434,412

France - 4.8%
3,915	BNP Paribas SA	237,573
25,700	GDF Suez	478,493
2,750	Schlumberger, Ltd.	237,022
3,500	Schneider Electric SE	242,337

		1,195,425

Germany - 1.8%
4,300	Siemens AG	435,039

Ireland - 4.4%
2,575	Accenture, PLC	249,208
11,524	Medtronic, PLC	853,928

		1,103,136

Italy - 0.7%
6,050	Azimut Holding SpA	177,096

Netherlands - 2.6%
18,650	ING Groep NV, ADR	309,217
3,125	LyondellBasell Industries NV	323,500

		632,717

Spain - 1.2%
45,200	Iberdrola SA	305,171

Switzerland - 9.2%
2,500	ACE, Ltd.	254,200
3,945	Adecco SA	320,166
7,550	Nestle SA	544,737
2,885	Roche Holding AG	808,929
1,200	Zurich Insurance Group AG	365,316

		2,293,348

United Kingdom - 7.7%
123,975	Barclays, PLC	508,128
7,875	Burberry Group, PLC	194,279
3,650	Delphi Automotive, PLC	310,578

Quantity	Name of Issuer	Fair Value ($)

4,250	Diageo, PLC, ADR	493,170
68,065	DS Smith, PLC	412,756

		1,918,911

North America - 57.1%
Bermuda - 0.6%
4,000	Invesco, Ltd.	149,960

Canada - 5.0%
3,600	Agrium, Inc.	381,420
14,375	BCE, Inc.	610,938
8,900	Suncor Energy, Inc.	244,928

		1,237,286

United States - 51.5%
1,550	3M Co.	239,165
6,300	AbbVie, Inc.	423,297
1,425	Ameriprise Financial, Inc.	178,025
4,400	Apple, Inc.	551,870
9,400	Applied Materials, Inc.	180,668
5,300	Arthur J Gallagher & Co.	250,690
2,150	Automatic Data Processing, Inc.	172,494
5,850	Cardinal Health, Inc.	489,352
16,200	CenterPoint Energy, Inc.	308,286
2,600	Chevron Corp.	250,822
2,550	CVS Health Corp.	267,444
4,375	Discover Financial Services	252,088
1,775	General Dynamics Corp.	251,500
2,225	Gilead Sciences, Inc.	260,503
3,925	Home Depot, Inc.	436,185
4,300	Honeywell International, Inc.	438,471
10,200	Intel Corp.	310,233
3,600	International Paper Co.	171,324
3,250	Johnson & Johnson	316,745
6,650	JPMorgan Chase & Co.	450,604
3,125	Kimberly-Clark Corp.	331,156
6,050	Kinder Morgan, Inc.	232,260
2,275	Lockheed Martin Corp.	422,922
5,350	Macy’s, Inc.	360,964
3,550	Marathon Petroleum Corp.	185,700
10,950	Microsoft Corp.	483,442
4,975	Occidental Petroleum Corp.	386,906
4,700	PepsiCo, Inc.	438,698
12,875	Pfizer, Inc.	431,699
4,250	Procter & Gamble Co.	332,520
4,125	Prudential Financial, Inc.	361,020
1,125	Snap-On, Inc.	179,156
3,400	St. Jude Medical, Inc.	248,438
4,800	Starbucks Corp.	257,352
2,400	Time Warner, Inc.	209,784
2,950	TJX Cos., Inc.	195,202
3,800	Union Pacific Corp.	362,406

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

3,200	United Parcel Service, Inc.	310,112
11,200	Verizon Communications, Inc.	522,032
5,250	Wal-Mart Stores, Inc.	372,382

		12,823,917

Total Common Stocks (cost: $22,755,366)		24,273,304

Investment Companies - 0.9%
7,775	Kayne Anderson MLP Investment Co.	238,615

(cost: $254,808)

Total Investments in Securities - 98.5%
(cost: $23,010,174)		24,511,919

Other Assets and Liabilities, net - 1.5%		363,615

Total Net Assets - 100.0%		$24,875,534

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

MLP — Master Limited Partnership

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2015	19

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	434,412	—	—	434,412
Bermuda	149,960	—	—	149,960
Canada	1,237,286	—	—	1,237,286
China/Hong Kong	266,620	—	—	266,620
France	237,022	958,403	—	1,195,425
Germany	—	435,039	—	435,039
Ireland	1,103,136	—	—	1,103,136
Israel	254,130	—	—	254,130
Italy	—	177,096	—	177,096
Japan	—	673,932	—	673,932
Netherlands	632,717	—	—	632,717
Singapore	372,204	—	—	372,204
Spain	—	305,171	—	305,171
Switzerland	254,200	2,039,148	—	2,293,348
United Kingdom	803,748	1,115,163	—	1,918,911
United States	12,823,917	—	—	12,823,917
Investment Companies	238,615	—	—	238,615

Total:	18,807,967	5,703,952	—	24,511,919

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2015	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was +10.62%, compared to the +10.56% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +7.42%.

U.S. stocks overcame some significant headwinds, including a stall in corporate earnings growth and signs of a less accommodative Federal Reserve, to post solid gains over the past year. While we believe stock prices can grind higher from here, investors must be prepared for an increase in volatility over the next several quarters as fears over higher interest rates in the U.S. and concerns over economic growth in emerging markets have potential to rattle global markets. We strongly believe, however, that the environment for high quality, large capitalization growth companies is very attractive on a relative basis. From a sector standpoint, we continue to believe that the two most heavily weighted sectors within the Fund, technology services and health technology, are particularly attractive, as valuations are reasonable given the secular growth in these areas. Conversely, the portfolio has minimal exposure to commodities (including energy) and other highly cyclical industries that are overly dependent on robust economic activity to drive earnings growth.

Relative to the Russell 1000® Growth Index, performance over the past year was positively impacted by stock selection in the consumer services, finance and health services sectors, as well as by an overweight position in the health technology sector, which performed very strongly during the period. Key contributors in these sectors included Starbucks Corp., Visa, Goldman Sachs, JPMorgan Chase, UnitedHealth Group, HCA Holdings, Gilead Sciences, Allergan and Regeneron Pharmaceuticals. Conversely, negative stock selection and overweighted positions in the underperforming producer manufacturing and technology services sector detracted from performance over the past twelve months. Laggards in these sectors included Trinity Industries, Eaton Corp., Google and Priceline Group.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

We continue to be optimistic on the outlook for companies held in the Fund, and appreciate shareholders’ continued interest.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
22	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2015

	Sit Large Cap Growth Fund	Russell 1000® Growth Index 1	Russell 1000® Index 2

One Year	10.62%	10.56%	7.37%
Five Year	15.56	18.59	17.58
Ten Year	7.91	9.10	8.13
Since Inception [3]	10.04	11.11	11.86
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/15:	$ 47.21 Per Share
Net Asset Value 6/30/14:	$ 52.51 Per Share
Total Net Assets:	$ 144.8 Million
Weighted Average Market Cap:	$ 129.8 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. Google, Inc.

  3. Medtronic, PLC

  4. Gilead Sciences, Inc.

  5. Visa, Inc.

  6. Home Depot

  7. CVS Health Corp.

  8. Microsoft Corp.

  9. PepsiCo, Inc.

  10. Allergan, PLC

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	23

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.8%
Commercial Services - 2.2%
16,800	Equifax, Inc.	1,631,112
26,600	Robert Half International, Inc.	1,476,300

		3,107,412

Communications - 2.6%
11,500	SBA Communications Corp. *	1,322,155
53,400	Verizon Communications, Inc.	2,488,974

		3,811,129

Consumer Durables - 1.5%
8,500	Polaris Industries, Inc.	1,258,935
5,500	Whirlpool Corp.	951,775

		2,210,710

Consumer Non-Durables - 5.0%
19,800	NIKE, Inc.	2,138,796
33,600	PepsiCo, Inc.	3,136,224
24,800	Procter & Gamble Co.	1,940,352

		7,215,372

Consumer Services - 7.7%
1,050	Chipotle Mexican Grill, Inc. *	635,240
34,500	H&R Block, Inc.	1,022,925
53,000	Starbucks Corp.	2,841,595
19,075	Time Warner, Inc.	1,667,346
41,700	Twenty-First Century Fox, Inc.	1,357,126
53,700	Visa, Inc.	3,605,955

		11,130,187

Electronic Technology - 11.7%
63,975	Apple, Inc.	8,024,064
91,900	Applied Materials, Inc.	1,766,318
19,600	Avago Technologies, Ltd.	2,605,428
57,500	Ciena Corp. *	1,361,600
59,300	Intel Corp.	1,803,610
7,900	Skyworks Solutions, Inc.	822,390
10,900	Xilinx, Inc.	481,344

		16,864,754

Energy Minerals - 2.7%
16,500	Continental Resources, Inc. *	699,435
8,100	EOG Resources, Inc.	709,155
12,000	Gulfport Energy Corp. *	483,000
22,860	Marathon Petroleum Corp.	1,195,807
11,200	Occidental Petroleum Corp.	871,024

		3,958,421

Quantity	Name of Issuer	Fair Value ($)

Finance - 3.2%
6,700	Goldman Sachs Group, Inc.	1,398,893
25,300	JPMorgan Chase & Co.	1,714,328
11,300	Marsh & McLennan Cos., Inc.	640,710
10,400	T Rowe Price Group, Inc.	808,392

		4,562,323

Health Services - 4.2%
15,100	Express Scripts Holding Co. *	1,342,994
3,800	Humana, Inc.	726,864
9,600	McKesson Corp.	2,158,176
15,100	UnitedHealth Group, Inc.	1,842,200

		6,070,234

Health Technology - 16.6%
25,900	AbbVie, Inc.	1,740,221
7,400	Alexion Pharmaceuticals, Inc. *	1,337,698
9,600	Allergan, PLC *	2,913,313
19,050	Celgene Corp. *	2,204,752
35,500	Gilead Sciences, Inc.	4,156,340
14,900	Johnson & Johnson	1,452,154
57,900	Medtronic, PLC	4,290,390
13,800	Mylan NV *	936,468
1,575	Regeneron Pharmaceuticals, Inc. *	803,455
19,900	St. Jude Medical, Inc.	1,454,093
10,400	Thermo Fisher Scientific, Inc.	1,349,504
12,975	Zimmer Holdings, Inc.	1,417,259

		24,055,647

Industrial Services - 0.9%
15,400	Schlumberger, Ltd.	1,327,326

Process Industries - 2.4%
24,400	Ecolab, Inc.	2,758,908
6,300	Praxair, Inc.	753,165

		3,512,073

Producer Manufacturing - 8.2%
9,900	3M Co.	1,527,570
4,800	Caterpillar, Inc.	407,135
23,200	Danaher Corp.	1,985,688
13,700	Delphi Automotive, PLC	1,165,733
6,900	General Dynamics Corp.	977,661
21,075	Honeywell International, Inc.	2,149,018
12,900	Illinois Tool Works, Inc.	1,184,091
14,800	Raytheon Co.	1,416,064
9,800	United Technologies Corp.	1,087,114

		11,900,074

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Retail Trade - 9.0%
33,200	CVS Health Corp.	3,482,016
14,900	Dick’s Sporting Goods, Inc.	771,373
31,700	Home Depot, Inc.	3,522,821
13,600	Macy’s, Inc.	917,592
15,300	Target Corp.	1,248,939
30,000	TJX Cos., Inc.	1,985,100
16,400	Wal-Mart Stores, Inc.	1,163,252

		13,091,093

Technology Services - 16.7%
21,400	Accenture, PLC	2,071,092
35,600	Adobe Systems, Inc. *	2,883,956
12,200	ANSYS, Inc. *	1,113,128
33,000	Cognizant Technology Solutions Corp. *	2,015,970
28,400	Facebook, Inc. *	2,435,726
5,050	Google, Inc.-Class A *	2,727,202
5,966	Google, Inc.-Class C *	3,105,363
78,500	Microsoft Corp.	3,465,775
54,100	Oracle Corp.	2,180,230
1,925	priceline.com, Inc. *	2,216,387

		24,214,829

Quantity	Name of Issuer	Fair Value ($)

Transportation - 4.2%
32,600	Delta Air Lines, Inc.	1,339,208
4,600	FedEx Corp.	783,840
12,100	Ryder System, Inc.	1,057,177
19,900	Union Pacific Corp.	1,897,863
10,000	United Parcel Service, Inc.	969,100

		6,047,188

Total Common Stocks (cost: $95,481,705)		143,078,772

Total Investments in Securities - 98.8% (cost: $95,481,705)		143,078,772

Other Assets and Liabilities, net - 1.2%		1,728,090

Total Net Assets - 100.0%		$144,806,862

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	143,078,772	—	—	143,078,772

Total:	143,078,772	—	—	143,078,772

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2015	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $201 million to $38.0 billion during the 12-month period ended June 30, 2015.

The Sit Mid Cap Growth Fund’s twelve-month return was +9.52%, compared to +9.45% for the Russell Midcap® Growth Index. The Russell Midcap® Index advanced +6.63% during the period.

Mid Cap Growth stocks overcame some volatility along the way to post strong gains over the past year. While this volatility may not go away anytime soon, our research staff remains focused on identifying nimble, high quality companies that can post solid earnings growth, even in an uneven economic backdrop. In addition, we foresee a continuation of the strong mergers and acquisition environment, so, accordingly, we expect many small- and mid-sized firms to be targets for larger companies looking to acquire growth amid a sluggish economy. In terms of sectors, the health care and technology sectors remain a key focus within the Fund and, compared to this time last year, each of these sectors is now more heavily weighted. This reflects our view that companies in these sectors have growth attributes not available in many other areas of the market. The most significant weighting decreases over the past year occurred in producer manufacturing and industrial services sectors (together down over 7% from 6/30/14). Many companies in these sectors were vulnerable to the stronger U.S. dollar and lower capital expenditures by the energy sector in the face of lower commodity prices, and we do not foresee a fundamental change in the near future.

The Fund’s relative performance to the Russell Midcap® Growth Index over the past year was aided by strong stock selection in the electronic technology, consumer services and energy minerals sectors. The most notable individual stocks in these sectors included Skyworks Solutions (+123% one-year return), Avago Technologies (+87%), AMC Networks (+33%), and Marathon Petroleum (+37%). The Fund’s one-year relative performance was negatively impacted by stock selection in the consumer non-durables, process industries and producer manufacturing sectors. Laggards in these sectors included Iconix Brand Group, Michael Kors Holdings, FMC Corp., Trinity

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Industries and Trimble Navigation. Our research effort is highly focused on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings growth potential. We strongly believe that this focus will reward our shareholders over time.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.
26	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2015

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]

One Year	9.52%	9.45%	6.63%
Five Year	16.55	18.69	18.23
Ten Year	8.69	9.69	9.40
Since Inception	12.04	n/a	n/a
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 06/30/15:	$ 20.22 Per Share
Net Asset Value 6/30/14:	$ 21.08 Per Share
Total Net Assets:	$ 171.9 Million
Weighted Average Market Cap:	$ 19.6 Billion

TOP 10 HOLDINGS

  1. Skyworks Solutions, Inc.

  2. Allergan, PLC

  3. Avago Technologies, Ltd.

  4. Acadia Healthcare Co., Inc.

  5. TJX Cos., Inc.

  6. Ecolab, Inc.

  7. Ultimate Software Group, Inc.

  8. Snap-On, Inc.

  9. Macy’s, Inc.

10. Ulta Salon Cosmetics & Fragrance, Inc.

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	27

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.5%
Commercial Services - 5.3%
55,300	Cardtronics, Inc. *	2,048,865
19,900	Equifax, Inc.	1,932,091
17,900	Moody’s Corp.	1,932,484
29,500	Robert Half International, Inc.	1,637,250
13,000	Towers Watson & Co.	1,635,400

		9,186,090

Communications - 1.2%
18,300	SBA Communications Corp. *	2,103,951

Consumer Durables - 4.0%
15,300	Carlisle Cos., Inc.	1,531,836
14,900	Polaris Industries, Inc.	2,206,839
19,600	Snap-On, Inc.	3,121,300

		6,859,975

Consumer Non-Durables - 3.8%
48,900	Coca-Cola Enterprises, Inc.	2,124,216
27,200	G-III Apparel Group, Ltd. *	1,913,520
77,000	Iconix Brand Group, Inc. *	1,922,690
12,700	Michael Kors Holdings, Ltd. *	534,543

		6,494,969

Consumer Services - 6.4%
21,400	AMC Networks, Inc. *	1,751,590
4,000	Chipotle Mexican Grill, Inc. *	2,419,960
32,900	Dunkin’ Brands Group, Inc.	1,809,500
38,300	H&R Block, Inc.	1,135,595
37,700	Lions Gate Entertainment Corp.	1,396,785
33,832	Marriott International, Inc.	2,516,762

		11,030,192

Electronic Technology - 10.2%
113,600	Applied Materials, Inc.	2,183,392
17,400	Arista Networks, Inc. *	1,422,276
27,900	Avago Technologies, Ltd.	3,708,747
87,400	Ciena Corp. *	2,069,632
7,200	F5 Networks, Inc. *	866,520
51,400	Skyworks Solutions, Inc.	5,350,740
11,300	Synaptics, Inc. *	980,106
21,400	Xilinx, Inc.	945,024

		17,526,437

Energy Minerals - 2.8%
23,800	Continental Resources, Inc. *	1,008,882
41,800	Gulfport Energy Corp. *	1,682,450
39,010	Marathon Petroleum Corp.	2,040,613

		4,731,945

Finance - 9.7%
8,300	Affiliated Managers Group, Inc. *	1,814,380
20,700	Ameriprise Financial, Inc.	2,586,051
37,000	Arthur J Gallagher & Co.	1,750,100

Quantity	Name of Issuer	Fair Value ($)

23,100	Discover Financial Services	1,331,022
27,800	First Republic Bank	1,752,234
6,700	Intercontinentalexchange Group, Inc.	1,498,187
15,900	Lazard, Ltd.	894,216
22,800	PacWest Bancorp	1,066,128
14,600	Signature Bank/New York NY *	2,137,294
24,500	T Rowe Price Group, Inc.	1,904,385

		16,733,997

Health Services - 5.8%
47,300	Acadia Healthcare Co., Inc. *	3,705,009
18,800	Amsurg Corp. *	1,315,060
23,400	Express Scripts Holding Co. *	2,081,196
13,600	Stericycle, Inc. *	1,821,176
15,200	Team Health Holdings, Inc. *	993,016

		9,915,457

Health Technology - 11.9%
12,000	Alexion Pharmaceuticals, Inc. *	2,169,240
12,200	Align Technology, Inc. *	765,062
14,535	Allergan, PLC *	4,410,791
18,200	Celgene Corp. *	2,106,377
9,300	Incyte Corp. *	969,153
9,600	Jazz Pharmaceuticals, PLC *	1,690,272
17,500	Mylan NV *	1,187,550
23,300	St. Jude Medical, Inc.	1,702,531
19,650	Thermo Fisher Scientific, Inc.	2,549,784
13,300	Vertex Pharmaceuticals, Inc. *	1,642,284
11,675	Zimmer Holdings, Inc.	1,275,260

		20,468,304

Industrial Services - 2.5%
20,900	Jacobs Engineering Group, Inc. *	848,958
12,600	Oceaneering International, Inc.	587,034
58,900	Waste Connections, Inc.	2,775,368

		4,211,360

Non-Energy Minerals - 0.8%
19,100	Eagle Materials, Inc.	1,457,903

Process Industries - 4.8%
7,900	Airgas, Inc.	835,662
31,200	Ecolab, Inc.	3,527,784
29,600	FMC Corp.	1,555,480
18,800	International Paper Co.	894,692
25,300	Scotts Miracle-Gro Co.	1,498,013

		8,311,631

Producer Manufacturing - 7.5%
24,000	AMETEK, Inc.	1,314,720
18,400	Delphi Automotive, PLC	1,565,656
21,300	Ingersoll-Rand, PLC	1,436,046
25,700	ITT Corp.	1,075,288
17,000	Mobileye NV *	903,890
23,500	Orbital ATK, Inc.	1,723,960

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

7,200	Parker-Hannifin Corp.	837,576
14,200	Rockwell Collins, Inc.	1,311,370
49,100	Tyco International, PLC	1,889,368
3,300	WW Grainger, Inc.	780,945

		12,838,819

Retail Trade - 8.5%
49,400	Dick’s Sporting Goods, Inc.	2,557,438
12,900	DSW, Inc.	430,473
34,600	Finish Line, Inc.	962,572
43,900	Macy’s, Inc.	2,961,933
17,100	Nordstrom, Inc.	1,273,950
55,300	TJX Cos., Inc.	3,659,201
18,300	Ulta Salon Cosmetics & Fragrance, Inc. *	2,826,435

		14,672,002

Technology Services - 9.4%
25,100	ANSYS, Inc. *	2,290,124
48,205	Aspen Technology, Inc. *	2,195,738
13,100	Autodesk, Inc. *	655,982
36,400	Cognizant Technology Solutions Corp. *	2,223,676
24,800	Dealertrack Technologies, Inc. *	1,557,192
24,000	Euronet Worldwide, Inc. *	1,480,800
2,150	priceline.com, Inc. *	2,475,446
19,400	Ultimate Software Group, Inc. *	3,188,196

		16,067,154

Quantity	Name of Issuer	Fair Value ($)

Transportation - 3.2%
36,900	Alaska Air Group, Inc.	2,377,467
22,200	Ryder System, Inc.	1,939,614
49,000	Swift Transportation Co. *	1,110,830

		5,427,911

Utilities - 0.7%
27,800	WEC Energy Group, Inc.	1,250,166

Total Common Stocks (cost: $104,715,232)		169,288,263

Total Investments in Securities - 98.5% (cost: $104,715,232)		169,288,263
Other Assets and Liabilities, net - 1.5%		2,565,374

Total Net Assets - 100.0%		$171,853,637

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	169,288,263	—	—	169,288,263

Total:	169,288,263	—	—	169,288,263

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2015	29

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($11.8 billion as of June 30, 2015). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund Class I posted a -0.40% return over the three months since its inception date of 3/31/15, compared to the +0.42% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.33% compared to the 1.31% yield of the Russell 2000® Index.

Despite some volatility within the quarter, the Fund’s inaugural quarter was a relatively quiet one, as we established the portfolio based on the fundamental disciplines intended within the strategy and outlined in the prospectus for our investors. Specifically, the Fund invests in growth-oriented companies that pay dividends that we expect to grow over time. In fact, over the past twelve months, we estimate that 84% of the Fund’s current holdings have increased their dividend, compared to just 30% for the Russell 2000® Index. We believe our research staff has identified many well-managed companies with consistent and durable business models that can weather various macroeconomic environments, including the current slow growth backdrop. An investment focus on consistency and financial strength, in our view, should lead to portfolio turnover that is well below other small cap funds and, importantly, take advantage of the compounding of earnings and dividends over time. Many studies have shown that dividend payers have outperformed non-dividend payers over the long run, at least partially due to this compounding effect, and with lower volatility. The Fund was based on this premise and we believe, to this point, that there has not been enough focus in applying this strategy to small cap investing. Therefore, we see an attractive opportunity for investors in the Fund over the long term.

Due to the focus on dividends, the sector structure of the Fund is significantly different than many other small cap funds, including the Sit Small Cap Growth Fund. Notably, there is a significant underweight in health care and technology stocks, as dividends are not prevalent in these sectors. While time will tell if returns are negatively impacted by this sector structure, it should be noted that these

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

sectors are considerably more volatile than the market overall. Finance is the most heavily weighted sector in the Fund, followed by producer manufacturing, consumer services and process industries.

As noted, we strongly believe in the merits of this strategy and we believe an attractive portfolio has been constructed based on the Fund’s objectives. We appreciate investors’ interest in the Fund.

Roger J. Sit Kent L. Johnson Portfolio Managers	Michael T. Manns Robert W. Sit

Information on this page is unaudited.
30	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2015

	Sit Small Cap Dividend Growth Fund		Russell 2000® Index [1]
	Class I	Class S

Since Inception (3/31/15)	-0.40%	-0.40%	0.42%

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/15:	$9.96 Per Share
Net Asset Value 3/31/15 2:	$10.00 Per Share
Total Net Assets:	$3.7 Million
Class S:
Net Asset Value 6/30/15:	$9.96 Per Share
Net Asset Value 3/31/15 2:	$10.00 Per Share
Total Net Assets:	$2.2 Million

Weighted Average Market Cap:	$4.1 Billion

[2]	Inception date of the Fund.

TOP 10 HOLDINGS

  1. Snap-On, Inc.

  2. STERIS Corp.

  3. Alaska Air Group, Inc.

  4. Ryder System, Inc.

  5. Physicians Realty Trust

  6. East West Bancorp, Inc.

  7. Dunkin’ Brands Group, Inc.

  8. PacWest Bancorp

  9. Brinker International, Inc.

10. Thor Industries, Inc.

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	31

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Small Cap Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.8%
Commercial Services - 5.9%
2,800	Booz Allen Hamilton Holding Corp.	70,672
1,175	Deluxe Corp.	72,850
675	Dun & Bradstreet Corp.	82,350
1,150	Robert Half International, Inc.	63,825
3,350	RR Donnelley & Sons Co.	58,390

		348,087

Consumer Durables - 6.7%
835	Carlisle Cos, Inc.	83,600
660	Snap-On, Inc.	105,105
1,575	Thor Industries, Inc.	88,641
1,000	Toro Co.	67,780
825	Tupperware Brands Corp.	53,246

		398,372

Consumer Non-Durables - 3.2%
300	Carter’s, Inc.	31,890
1,400	Fresh Del Monte Produce, Inc.	54,124
1,400	Pinnacle Foods, Inc.	63,756
625	Sensient Technologies Corp.	42,712

		192,482

Consumer Services - 7.6%
1,550	Brinker International, Inc.	89,358
1,325	Capella Education Co.	71,113
1,800	Cinemark Holdings, Inc.	72,306
1,650	Dunkin’ Brands Group, Inc.	90,750
1,300	Lions Gate Entertainment Corp.	48,165
1,700	Service Corp. International/US	50,031
1,300	Time, Inc.	29,913

		451,636

Electronic Technology - 3.8%
2,100	MKS Instruments, Inc.	79,674
1,675	Monolithic Power Systems, Inc.	84,939
1,300	Power Integrations, Inc.	58,734

		223,347

Energy Minerals - 2.1%
1,450	Vermilion Energy, Inc.	62,626
1,450	Western Refining, Inc.	63,249

		125,875

Finance - 20.5%
1,825	Arthur J Gallagher & Co.	86,322
3,175	BlackRock Capital Investment Corp.	29,020
2,300	Brixmor Property Group, Inc.	53,199
2,600	Columbia Banking System, Inc.	84,604
2,050	East West Bancorp, Inc.	91,881

Quantity	Name of Issuer	Fair Value ($)

1,350	Equity LifeStyle Properties, Inc.	70,983
1,100	Evercore Partners, Inc.	59,356
2,700	Farmland Partners, Inc.	32,130
400	Home Properties, Inc.	29,220
1,750	Horace Mann Educators Corp.	63,665
3,150	Janus Capital Group, Inc.	53,928
925	Lazard, Ltd.	52,022
650	Macquarie Infrastructure Co., LLC	53,710
4,925	Old National Bancorp	71,216
1,925	PacWest Bancorp	90,013
6,075	Physicians Realty Trust	93,312
3,850	Provident Financial Services, Inc.	73,112
3,925	Umpqua Holdings Corp.	70,611
1,375	Validus Holdings, Ltd.	60,486

		1,218,790

Health Services - 3.1%
1,975	Healthcare Services Group, Inc.	65,274
1,600	Healthsouth Corp.	73,696
465	Omnicare, Inc.	43,826

		182,796

Health Technology - 4.4%
1,300	PerkinElmer, Inc.	68,432
1,625	STERIS Corp.	104,715
650	Teleflex, Inc.	88,042

		261,189

Industrial Services - 2.3%
500	Helmerich & Payne, Inc.	35,210
625	Oceaneering International, Inc.	29,119
1,525	Waste Connections, Inc.	71,858

		136,187

Non-Energy Minerals - 2.0%
1,750	Commercial Metals Co.	28,139
1,525	Potlatch Corp.	53,863
1,175	US Silica Holdings, Inc.	34,498

		116,500

Process Industries - 7.3%
1,200	A. Schulman, Inc.	52,464
1,125	Avery Dennison Corp.	68,558
1,875	Huntsman Corp.	41,381
525	Ingredion, Inc.	41,900
800	Innophos Holdings, Inc.	42,112
975	Neenah Paper, Inc.	57,486
2,350	Orion Engineered Carbons SA	43,381
1,450	Scotts Miracle-Gro Co.	85,854

		433,136

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 8.3%
1,100	Applied Industrial Technologies, Inc.	43,615
600	CLARCOR, Inc.	37,344
650	Graco, Inc.	46,170
675	Greenbrier Cos, Inc.	31,624
775	Harris Corp.	59,605
525	Hubbell, Inc.	56,847
1,075	ITT Corp.	44,978
1,200	Lincoln Electric Holdings, Inc.	73,068
975	Orbital ATK, Inc.	71,526
250	Watsco, Inc.	30,935

		495,712

Retail Trade - 6.9%
1,375	Big Lots, Inc.	61,861
700	Casey’s General Stores, Inc.	67,018
900	Dick’s Sporting Goods, Inc.	46,593
2,175	DSW, Inc.	72,580
1,750	Finish Line, Inc.	48,685
1,050	Foot Locker, Inc.	70,360
650	Men’s Wearhouse, Inc.	41,646

		408,743

Technology Services - 3.4%
1,200	Broadridge Financial Solutions, Inc.	60,012
640	DST Systems, Inc.	80,627
1,425	Solera Holdings, Inc.	63,498

		204,137

Quantity	Name of Issuer	Fair Value ($)

Transportation - 4.5%
1,525	Alaska Air Group, Inc.	98,256
950	Golar LNG, Ltd.	44,460
1,150	Knight Transportation, Inc.	30,751
1,075	Ryder System, Inc.	93,923

		267,390

Utilities - 3.8%
2,500	Covanta Holding Corp.	52,975
2,025	ITC Holdings Corp.	65,164
1,500	Laclede Group, Inc.	78,090
325	Targa Resources Corp.	28,996

		225,225

Total Common Stocks (cost: $5,726,531)		5,689,604

Investment Companies - 0.9%
1,450	Tortoise Energy Infrastructure Corp.	53,520

(cost: $61,586)

Total Investments in Securities - 96.7% (cost: $5,788,117)		5,743,124

Other Assets and Liabilities, net - 3.3%		195,063

Total Net Assets - 100.0%		$5,938,187

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	5,689,604	—	—	5,689,604
Investment Companies	53,520	—	—	53,520

Total:	5,743,124	—	—	5,743,124

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2015	33

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($11.8 billion as of June 30, 2015).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund return was +10.38% over the past twelve months. This compares to the return of +12.34% for the Russell 2000® Growth Index and the +6.49% gain for the Russell 2000® Index.

Small stocks, once again, turned in a solid year of performance, despite many cross-currents that impacted performance among sectors and industries. Healthcare equities (mostly biotechnology companies) were far and away the market leaders, while energy stocks lagged materially. Given the myriad of factors (e.g., China, Greece, rising U.S. interest rates) that may influence markets in the months ahead, we would not be surprised to see continued volatility within sectors and for the market overall. We continue to believe that a diversified portfolio of quality growth companies is appropriate in this slow growth environment. Quality, as we define it, refers to companies with visible earnings growth prospects, strong balance sheets, free cash flow generation, and proven management teams. While the healthcare and technology sectors are the most heavily weighted within the Fund, we also have significant weightings in finance, producer manufacturing and consumer durables.

The Fund’s underperformance relative to the Russell 2000® Growth Index could almost entirely be attributed to negative stock selection and an underweighted position in the health technology sector. While we did have a few laggards within the sector (i.e., Cardiovascular Systems, BioDelivery Sciences and Tekmira Pharmaceuticals Corp.), we estimate the Fund’s sector return was still a strong +25% for the year. However, this lagged the Index sector return of +39%, as many biotechnology stocks turned in exceptional performance. While we continue to have a significant position in the sector, we also sense an element of speculation and, therefore, remain disciplined in evaluating opportunities. On the positive side, relative performance was positive in the electronic technology, retail trade, energy minerals, process industries and consumer durables sectors. In terms of individual

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

stocks, standout performers in these sectors included Skyworks Solutions, Amberella, Ulta Salon, Casey’s General Stores, Western Refining and Snap-on.

Our research focus remains on identifying small cap companies with secular growth prospects trading at attractive valuations. We continue to appreciate shareholders’ support of the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.
34	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2015

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]

One Year	10.38%	12.34%	6.49%
Five Year	16.69	19.33	17.08
Ten Year	9.34	9.86	8.40
Since Inception (7/1/94)	11.12	8.29	9.63

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/15:	$ 60.10 Per Share
Net Asset Value 6/30/14:	$61.38 Per Share
Total Net Assets:	$103.8 Million
Weighted Average Market Cap:	$7.3 Billion

TOP 10 HOLDINGS

  1. Skyworks Solutions, Inc.

  2. Ultimate Software Group, Inc.

  3. Acadia Healthcare Co., Inc.

  4. Synaptics, Inc.

  5. Snap-On, Inc.

  6. First Republic Bank/CA

  7. Celgene Corp.

  8. Dealertrack Technologies, Inc.

  9. Signature Bank/New York NY

  10. Affiliated Managers Group, Inc.

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	35

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.7%
Commercial Services - 3.5%
31,500	AMN Healthcare Services, Inc. *	995,085
30,200	Cardtronics, Inc. *	1,118,910
39,400	On Assignment, Inc. *	1,547,632

		3,661,627

Communications - 1.2%
10,750	SBA Communications Corp. *	1,235,928

Consumer Durables - 5.2%
28,800	Century Communities, Inc. *	579,744
9,800	Polaris Industries, Inc.	1,451,478
13,300	Snap-On, Inc.	2,118,025
20,300	Take-Two Interactive Software, Inc. *	559,671
12,800	Tenneco, Inc. *	735,232

		5,444,150

Consumer Non-Durables - 3.5%
23,180	G-III Apparel Group, Ltd. *	1,630,713
44,600	Iconix Brand Group, Inc. *	1,113,662
7,600	Skechers U.S.A., Inc. *	834,404

		3,578,779

Consumer Services - 3.6%
7,800	Buffalo Wild Wings, Inc. *	1,222,182
11,000	Capella Education Co.	590,370
18,900	Dunkin’ Brands Group, Inc.	1,039,500
22,400	Lions Gate Entertainment Corp.	829,920

		3,681,972

Electronic Technology - 9.6%
8,600	Ambarella, Inc. *	883,134
10,300	Arista Networks, Inc. *	841,922
62,100	Ciena Corp. *	1,470,528
4,300	F5 Networks, Inc. *	517,505
33,900	Invensense, Inc. *	511,890
4,000	Qorvo, Inc. *	321,080
31,400	Skyworks Solutions, Inc.	3,268,740
24,600	Synaptics, Inc. *	2,133,681

		9,948,480

Energy Minerals - 2.6%
14,800	Carrizo Oil & Gas, Inc. *	728,752
26,600	Gulfport Energy Corp. *	1,070,650
21,600	Western Refining, Inc.	942,192

		2,741,594

Finance - 8.1%
8,100	Affiliated Managers Group, Inc. *	1,770,660
31,000	First Republic Bank/CA	1,953,930
13,600	PacWest Bancorp	635,936
43,100	Physicians Realty Trust	662,016

Quantity	Name of Issuer	Fair Value ($)

12,200	Signature Bank/New York NY *	1,785,958
14,750	Stifel Financial Corp. *	851,665
17,800	Validus Holdings, Ltd.	783,022

		8,443,187

Health Services - 8.2%
27,500	Acadia Healthcare Co., Inc. *	2,154,075
20,600	Advisory Board Co. *	1,126,202
12,200	Air Methods Corp. *	504,348
11,000	Amsurg Corp. *	769,450
3,800	Athenahealth, Inc. *	435,404
41,900	Healthcare Services Group, Inc.	1,384,795
9,700	Stericycle, Inc. *	1,298,927
13,000	Team Health Holdings, Inc. *	849,290

		8,522,491

Health Technology - 16.4%
9,100	Alexion Pharmaceuticals, Inc. *	1,645,007
13,400	Align Technology, Inc. *	840,314
73,600	BioCryst Pharmaceuticals, Inc. *	1,098,848
65,800	BioDelivery Sciences International, Inc. *	523,768
5,400	Bio-Techne Corp.	531,738
58,800	Cardiovascular Systems, Inc. *	1,555,260
16,600	Celgene Corp. *	1,921,201
39,000	Celldex Therapeutics, Inc. *	983,580
3,700	Clovis Oncology, Inc. *	325,156
50,100	Halozyme Therapeutics, Inc. *	1,131,258
10,475	HeartWare International, Inc. *	761,428
23,800	Isis Pharmaceuticals, Inc. *	1,369,690
25,100	K2M Group Holdings, Inc. *	602,902
17,100	PerkinElmer, Inc.	900,144
3,100	Puma Biotechnology, Inc. *	361,925
16,600	Sangamo BioSciences, Inc. *	184,093
17,900	STERIS Corp.	1,153,476
59,300	Tandem Diabetes Care, Inc. *	642,812
43,300	Tekmira Pharmaceuticals Corp. *	513,538

		17,046,138

Industrial Services - 3.7%
22,900	EMCOR Group, Inc.	1,093,933
51,770	Tutor Perini Corp. *	1,117,197
35,100	Waste Connections, Inc.	1,653,912

		3,865,042

Non-Energy Minerals - 0.8%
11,200	Eagle Materials, Inc.	854,896

Process Industries - 1.5%
11,500	CF Industries Holdings, Inc.	739,220
13,200	Scotts Miracle-Gro Co.	781,572

		1,520,792

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 7.5%
14,400	AMETEK, Inc.	788,832
12,500	CLARCOR, Inc.	778,000
12,500	Crane Co.	734,125
10,800	Greenbrier Cos, Inc.	505,980
9,900	IDEX Corp.	777,942
25,300	ITT Corp.	1,058,552
8,300	Lincoln Electric Holdings, Inc.	505,387
14,000	Orbital ATK, Inc.	1,027,040
8,700	Proto Labs, Inc. *	587,076
10,600	Wabtec Corp.	998,944

		7,761,878

Retail Trade - 4.8%
8,300	Casey’s General Stores, Inc.	794,642
25,400	Dick’s Sporting Goods, Inc.	1,314,958
23,300	DSW, Inc.	777,521
28,100	Finish Line, Inc.	781,742
8,200	Ulta Salon Cosmetics & Fragrance, Inc. *	1,266,490

		4,935,353

Technology Services - 12.3%
13,100	ANSYS, Inc. *	1,195,244
28,000	Aspen Technology, Inc. *	1,275,400
18,300	comScore, Inc. *	974,658
30,100	Dealertrack Technologies, Inc. *	1,889,979
8,000	DST Systems, Inc.	1,007,840
14,300	Euronet Worldwide, Inc. *	882,310
350	GoDaddy, Inc. *	9,866
27,000	Manhattan Associates, Inc. *	1,610,550
18,500	Solera Holdings, Inc.	824,360

Quantity	Name of Issuer	Fair Value ($)
20,000	Synchronoss Technologies, Inc. *	914,600
13,500	Ultimate Software Group, Inc. *	2,218,590

		12,803,397

Transportation - 4.7%
21,400	Alaska Air Group, Inc.	1,378,802
34,600	Knight Transportation, Inc.	925,204
16,900	Ryder System, Inc.	1,476,553
47,500	Swift Transportation Co. *	1,076,825

		4,857,384

Utilities - 1.5%
22,400	GasLog, Ltd.	446,880
18,900	ITC Holdings Corp.	608,202
10,100	Laclede Group, Inc.	525,806

		1,580,888

Total Common Stocks (cost: $68,589,516)		102,483,976

Total Investments in Securities - 98.7% (cost: $68,589,516)		102,483,976
Other Assets and Liabilities, net - 1.3%		1,331,859

Total Net Assets - 100.0%		$103,815,835

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	102,483,976	—	—	102,483,976
Total:	102,483,976	—	—	102,483,976

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2015	37

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the twelve months ended June 30, 2015, the Sit International Growth Fund generated a total return of -1.35% versus the MSCI EAFE Growth Index at -1.33%. Favorable stock selection, allocation, and currency effect within the information technology, materials, and consumer staples sectors more than offset the negative impact of an overweight position in energy and unfavorable stock selection in financials and utilities. On a regional basis, stock selection and a positive currency effect in the United Kingdom continued to contribute the most to relative performance while stock selection and a meaningful underweight position in Japan has weighed on results for the last twelve months.

Fears of a Greek debt default or potential exit from the euro area weighed heavily on returns across Europe in June. While Greece will remain a headline risk we believe there will be a number of positive factors elsewhere in the euro area to help drive stock performance in the second half including (1) a highly accommodative monetary policy, (2) solid export demand driven by continued currency weakness, and (3) ongoing upward earnings revisions driven by improving demand, operating leverage, and deployment of excess cash for acquisitions and share repurchases.

We remain overweight Europe, with holdings weighted towards companies that have exposure outside of Europe and are beneficiaries of the weak euro; possess secular or niche growth drivers; and/or address domestic markets where there is meaningful pent-up demand. However, as/if we get more confirmation that the euro area economic recovery will become self-sustaining – that is, a recovery driven primarily by domestic fixed investment and consumer spending – we will likely shift the emphasis of our holdings towards more cyclical, domestic demand-oriented stocks.

Although Japanese equities have performed well so far this year given optimism around the economic recovery underway and increased demand from domestic pensions, we continue to underweight Japan. Not only do we remain skeptical of the durability of the current recovery, we remain conscious of the significant structural challenges (elevated debt levels, recurring fiscal deficits, and an aging population) and view valuations as middling. We would need to see meaningful progress on structural reforms to become more constructive on Japanese equities.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index. This is the Fund’s primary index.

Outside of Japan, we continue to underweight Australian equities, as slow economic growth is likely to persist as the economy becomes less resources-driven and more consumer-focused. China’s economic growth has slowed, resulting in less demand for raw materials from Australia, and thus lower economic growth for Australia. Our strategy remains largely unchanged in China with investments emphasizing companies listed in Hong Kong or the United States. China is still growing fast relative to other major economies, but growth is slowing. The focus in China is on companies with exposure to faster growing segments of the economy, as well as the beneficiaries of reform.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

Information on this page is unaudited.
38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2015

	Sit International Growth Fund	MSCI EAFE Growth Index [1]	MSCI EAFE Index [2]
One Year	-1.35%	-1.33%	-4.22%
Five Year	9.24	10.09	9.54
Ten Year	4.49	5.80	5.12
Since Inception	4.18	4.31	5.48
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

2 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l	MSCI EAFE
	Growth Fund	Growth Index
Europe	66.8%	66.1%
Asia	25.4%	33.4%
North America	5.2%	—
Africa/Middle East	0.9%	0.5%
Cash & Other Net Assets	1.7%	—

Based on total net assets as of June 30, 2015. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/15:	$16.92 Per Share
Net Asset Value 6/30/14:	$17.44 Per Share
Total Net Assets:	$22.5 Million
Weighted Average Market Cap:	$61.9 Billion

TOP 10 HOLDINGS

  1. Nestle SA

  2. Medtronic, PLC

  3. Diageo, PLC, ADR

  4. DS Smith, PLC

  5. Novartis AG

  6. Siemens AG

  7. British American Tobacco, PLC

  8. Seven & I Holdings Co., Ltd.

  9. ING Groep NV

10. Barclays, PLC

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	39

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.3%
Africa/Middle East - 0.9%
Israel - 0.9%
3,650	Teva Pharmaceutical Industries, Ltd., ADR	215,715

Asia - 24.4%
Australia - 1.2%
4,100	CSL, Ltd.	273,333

China/Hong Kong - 7.2%
35,200	AIA Group, Ltd.	230,161
2,500	Alibaba Group Holding, Ltd., ADR *	205,676
15,732	Cheung Kong Property Holdings, Ltd. *	130,498
15,732	CK Hutchison Holdings, Ltd.	231,292
7,700	Hong Kong Exchanges & Clearing, Ltd.	271,306
6,175	HSBC Holdings, PLC, ADR	276,702
13,900	Tencent Holdings, Ltd.	277,952

		1,623,587

Japan - 14.5%
14,000	Ajinomoto Co., Inc.	302,754
13,100	Asics Corp.	338,415
22,400	Astellas Pharma, Inc.	319,107
24,900	Daicel Corp.	319,522
18,300	Inpex Corp.	207,722
5,400	Makita Corp.	292,458
11,100	Seven & I Holdings Co., Ltd.	476,475
700	SMC Corp.	210,643
5,700	Sumitomo Mitsui Financial Group, Inc.	253,759
8,700	Suzuki Motor Corp.	293,620
9,900	Terumo Corp.	237,404

		3,251,879

Singapore - 1.5%
2,525	Avago Technologies, Ltd.	335,648

Europe - 66.8%
Belgium - 1.7%
3,225	Anheuser-Busch InBev NV, ADR	389,161

Denmark - 2.9%
15,700	Gn Store Nord A/S	323,989
6,070	Novo Nordisk A/S	333,091

		657,080

France - 9.7%
6,160	BNP Paribas SA	373,806
3,035	Dassault Systemes SA	220,324
750	Eurofins Scientific SE	228,342
16,800	GDF Suez	312,789
2,610	Ingenico	307,064
4,000	Safran SA	271,838
3,000	Schlumberger, Ltd.	258,570
3,100	Schneider Electric SE	214,641

		2,187,374

Quantity	Name of Issuer	Fair Value ($)

Germany - 6.6%
5,475	GEA Group AG	244,257
1,735	Linde AG	328,807
5,500	Norma Group SE	278,098
425	Rational AG	156,097
4,800	Siemens AG	485,624

		1,492,883

Ireland - 3.5%
775	Allergan, PLC *	235,182
7,550	Medtronic, PLC	559,455

		794,637

Italy - 1.0%
7,475	Azimut Holding SpA	218,807

Netherlands - 6.0%
2,075	ASML Holding NV	216,070
2,050	Galapagos NV *	104,662
28,260	ING Groep NV	469,269
2,750	LyondellBasell Industries NV	284,680
4,950	Mobileye NV *	263,192

		1,337,873

Spain - 2.8%
43,800	Iberdrola SA	295,718
10,000	Inditex SA	326,174

		621,892

Switzerland - 9.7%
3,665	Adecco SA	297,442
9,245	Nestle SA	667,033
4,975	Novartis AG	489,343
1,560	Roche Holding AG	437,411
925	Zurich Insurance Group AG	281,597

		2,172,826

United Kingdom - 22.9%
13,200	Ashtead Group, PLC	227,498
3,025	ASOS, PLC *	184,368
18,600	Babcock International Group, PLC	315,128
109,700	Barclays, PLC	449,619
5,400	Bellway, PLC	201,143
8,980	British American Tobacco, PLC	483,503
11,275	Burberry Group, PLC	278,157
4,000	Delphi Automotive, PLC	340,360
4,775	Diageo, PLC, ADR	554,092
81,270	DS Smith, PLC	492,833
25,400	Essentra, PLC	396,111
50,015	Just Eat, PLC *	319,587
3,120	Reckitt Benckiser Group, PLC	269,049

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

4,500	Royal Dutch Shell, PLC, ADR - Class A	256,545
2,700	Royal Dutch Shell, PLC, ADR - Class B	154,845
2,830	Shire, PLC	227,388

		5,150,226

North America - 5.2%
Canada - 4.2%
3,175	Agrium, Inc.	336,391
10,125	BCE, Inc.	430,312
6,000	Suncor Energy, Inc.	165,119

		931,822

United States - 1.0%
3,800	Euronet Worldwide, Inc. *	234,459

Total Common Stocks (cost: $19,546,796)		21,889,202

Investment Companies - 1.0%
7,300	iShares MSCI India ETF	221,263

(cost: $218,794)

Total Investments in Securities - 98.3% (cost: $19,765,590)		22,110,465

Other Assets and Liabilities, net - 1.7%		374,897

Total Net Assets - 100.0%		$22,485,362

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2015	41

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	—	273,333	—	273,333
Belgium	389,161	—	—	389,161
Canada	931,822	—	—	931,822
China/Hong Kong	482,378	1,141,209	—	1,623,587
Denmark	—	657,080	—	657,080
France	258,570	1,928,804	—	2,187,374
Germany	—	1,492,883	—	1,492,883
Ireland	794,637	—	—	794,637
Israel	215,715	—	—	215,715
Italy	—	218,807	—	218,807
Japan	—	3,251,879	—	3,251,879
Netherlands	763,942	573,931	—	1,337,873
Singapore	335,648	—	—	335,648
Spain	—	621,892	—	621,892
Switzerland	—	2,172,826	—	2,172,826
United Kingdom	1,305,842	3,844,384	—	5,150,226
United States	234,459	—	—	234,459
Investment Companies	221,263	—	—	221,263

Total:	5,933,437	16,177,028	—	22,110,465

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2015	43

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to seek maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund depreciated -7.64% for the twelve-month period ended June 30, 2015, marginally underperforming the MSCI Emerging Markets Index’s -7.47%. Emerging markets’ performance was dampened by the continued slow-down in China’s economy, weaker global economic growth, and economic uncertainty in Greece. Though China’s growth is slowing to around +7.0% in 2015 from +7.5% in 2014, it appears to be stabilizing, as the easing policies that started in November 2014 are finally taking hold in the economy and continue to be the main driver of global economic growth. India’s economy is forecast to increase +7.5% this year, led by consumption, reform of tax policies, and progress on infrastructure projects.

The Asia Pacific ex-Japan region contributed negative relative underperformance, due to the overweight in China stocks. Exposure to Australia and Brazil also negatively impacted relative performance. Positive stock selection in Israel, South Korea, and Mexico and the underweight in Russia added to relative outperformance.

The software & services (Tencent Holdings) and media (CJ CGV and Naspers) sectors helped contribute to relative outperformance due to positive stock selection and the overweight positions. Good stock selection in the technology hardware (Nice Systems and Hon Hai Precision) industry also helped relative performance. Healthcare (Qualicorp), food & staples retailing (Pao de Acucar), capital goods (Embraer), and Energy (Sasol and China Oilfield Services) had the most negative impact on relative underperformance due to poor stock selection. The underweight position in Energy modestly offset the negative stock selection.

In China, our strategy remains unchanged from prior quarters, with a focus on consumers, banks, insurance, and utilities. China is committed to its reforms, such as capital account liberalization with the Shanghai-Hong Kong Connect and budget plans to make local borrowing more accountable. We also like India, on prospects for stronger economic growth from a better monsoon season, low oil prices, and the prospects of the Reserve Bank of India cutting interest rates.

In Latin America, stronger economic growth has yet to occur. Mexico’s GDP growth has been slower than expected due to lower oil prices, weaker domestic demand, and subpar economic recovery in

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

the United States. But Mexico’s energy reform program, which commences with an upcoming oil tender, should result in industrial development and further domestic spending. In contrast, Brazil’s economic outlook remains dismal, with 2015 GDP growth to be negative, high inflation, high interest rates, and escalating unemployment. In Mexico, we like consumer stocks. Our Brazil holdings are in defensive names, focusing on consumer staples, and global exporters.

The Fund continues a conservative investment strategy, comprising high quality companies with strong, experienced management teams, leading market positions, healthy balance sheets, good cash flow generation, and sustainable earnings and revenue growth.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.
44	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2015

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]

One Year	-7.64%	-7.47%	-4.42%
Five Year	1.97	1.16	3.15
Ten Year	5.79	5.57	6.02
Since Inception (7/1/94)	4.06	3.42	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index

Asia	69.5%	68.0%
Latin America	15.6%	14.8%
Africa/Middle East	11.7%	9.5%
Europe	1.2%	7.7%
Cash & Other Net Assets	2.0%	—

Based on total net assets as of June 30, 2015. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/15:	$ 14.77 Per Share
Net Asset Value 6/30/14:	$17.48 Per Share
Total Net Assets:	$9.2 Million
Weighted Average Market Cap:	$49.6 Billion

TOP 10 HOLDINGS

  1. Tencent Holdings, Ltd.

  2. Naspers, Ltd.

  3. Samsung Electronics Co., Ltd.

  4. Shinhan Financial Group Co., Ltd.

  5. Ambev SA, ADR

  6. China Life Insurance Co., Ltd., ADR

  7. Embraer SA, ADR

  8. ICICI Bank, Ltd., ADR

  9. Taiwan Semiconductor Co.

10. China Construction Bank Corp.

Based on total net assets as of June 30, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2015. Subject to change.

Information on this page is unaudited.
JUNE 30, 2015	45

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.9%
Africa/Middle East - 11.7%

Israel - 1.9%
2,800	NICE Systems, Ltd., ADR	178,052

South Africa - 9.8%
6,410	Bidvest Group, Ltd.	162,194
9,850	MTN Group, Ltd.	185,024
2,530	Naspers, Ltd.	393,426
4,300	Sasol, Ltd., ADR	159,358

		900,002

Asia - 67.4%
China/Hong Kong - 32.1%
15,000	AIA Group, Ltd.	98,080
1,700	Alibaba Group Holding, Ltd., ADR *	139,859
1,600	Bitauto Holdings, Ltd., ADR *	81,679
261,000	China Construction Bank Corp.	238,073
14,325	China Life Insurance Co., Ltd., ADR	311,712
36,000	China Mengniu Dairy Co., Ltd.	179,500
3,525	China Mobile, Ltd., ADR	225,917
70,000	China Oilfield Services, Ltd.	111,319
143,000	China ZhengTong Auto Services, Ltd.	92,986
1,325	CNOOC, Ltd., ADR	188,044
28,000	ENN Energy Holdings, Ltd.	168,374
20,000	Hengan International Group Co., Ltd.	237,402
3,900	JD.com, Inc., ADR *	132,989
52,000	PetroChina Co., Ltd.	57,912
725	PetroChina Co., Ltd., ADR	80,337
3,900	TAL Education Group, ADR *	137,670
23,500	Tencent Holdings, Ltd.	469,919

		2,951,772

India - 5.5%
28,800	ICICI Bank, Ltd., ADR	300,096
6,000	Tata Motors, Ltd., ADR	206,836

		506,932

Indonesia - 2.0%
355,000	Astra International Tbk PT	187,907

Malaysia - 0.9%
5,100	British American Tobacco Malaysia	83,727

Singapore - 1.7%
10,000	DBS Group Holdings, Ltd.	153,437

Quantity	Name of Issuer	Fair Value ($)

South Korea - 12.8%
5,885	Cheil Worldwide, Inc. *	91,103
1,630	CJ CGV Co., Ltd.	186,797
485	E-Mart Co., Ltd.	100,398
4,787	Industrial Bank of Korea	61,927
1,100	POSCO, ADR	53,999
300	Samsung Electronics Co., Ltd.	340,376
9,100	Shinhan Financial Group Co., Ltd.	338,720

		1,173,320

Taiwan - 6.0%
82,086	Cathay Financial Holding Co., Ltd.	143,318
24,830	Hon Hai Precision Industry Co., Ltd., GDR	169,837
52,482	Taiwan Semiconductor Co.	238,721

		551,876

Thailand - 3.7%
24,100	Advanced Info Service PCL	170,780
31,800	Bangkok Bank PCL	167,729

		338,509

Turkey - 2.7%
6,400	BIM Birlesik Magazalar A/S	114,623
15,700	Tav Havalimanlari Holding A/S	133,286

		247,909

Europe - 1.2%
Netherlands - 1.2%
2,000	Mobileye NV *	106,339

Latin America - 15.6%
Brazil - 12.1%
53,700	Ambev SA, ADR	327,570
16,321	Banco Bradesco SA	149,607
4,300	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	101,781
10,250	Embraer SA, ADR	310,472
25,600	Qualicorp SA	161,302
4,150	Telefonica Brasil SA, ADR	57,810

		1,108,542

Chile - 1.3%
5,950	Banco Santander Chile, ADR	120,493

Mexico - 1.1%
2,600	Grupo Televisa SA, ADR	100,931

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Peru - 1.1%
3,400	Southern Copper Corp.	99,997

Total Common Stocks (cost: $7,057,653)		8,809,745

Investment Companies - 2.1%
6,400	iShares MSCI India ETF	193,984

(cost: $189,526)
Total Investments in Securities - 98.0% (cost: $7,247,179)		9,003,729
Other Assets and Liabilities, net - 2.0%		188,362

Total Net Assets - 100.0%		$9,192,091

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
JUNE 30, 2015	47

SCHEDULE OF INVESTMENTS

June 30, 2015

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Brazil	1,108,542	—	—	1,108,542
Chile	120,493	—	—	120,493
China/Hong Kong	1,298,207	1,653,565	—	2,951,772
India	506,932	—	—	506,932
Indonesia	—	187,907	—	187,907
Israel	178,052	—	—	178,052
Malaysia	—	83,727	—	83,727
Mexico	100,931	—	—	100,931
Netherlands	106,339	—	—	106,339
Peru	99,997	—	—	99,997
Singapore	—	153,437	—	153,437
South Africa	159,358	740,644	—	900,002
South Korea	53,999	1,119,321	—	1,173,320
Taiwan	169,837	382,039	—	551,876
Thailand	—	338,509	—	338,509
Turkey	—	247,909	—	247,909
Investment Companies	193,984	—	—	193,984

Total:	4,096,671	4,907,058	—	9,003,729

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2015	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$18,447,685	$886,694,772	$23,010,174

Investments in securities, at fair value - see accompanying schedule for detail	$22,213,313	$1,034,369,899	$24,511,919
Cash in bank on demand deposit	986,263	894,997	234,354
Accrued interest and dividends receivable.	66,535	1,421,705	67,994
Receivable for investment securities sold	256,167	21,419,189	294,205
Receivable for Fund shares sold	33,083	1,325,104	—

Total assets	23,555,361	1,059,430,894	25,108,472

LIABILITIES
Payable for investment securities purchased	479,280	16,770,244	206,052
Payable for Fund shares redeemed	87,385	3,343,984	—
Cash portion of dividends payable to shareholders	—	1,872	—
Accrued investment management fees and advisory fees	18,986	877,724	26,144
Accrued 12b-1 fees (Class S)	—	17,870	742

Total liabilities	585,651	21,011,694	232,938

Net assets applicable to outstanding capital stock	$22,969,710	$1,038,419,200	$24,875,534

Net assets consist of:
Capital (par value and paid-in surplus)	$18,528,266	$793,283,190	$21,415,409
Undistributed (distributions in excess of) net investment income	68,466	4,131,185	128,141
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	607,350	93,329,698	1,831,296
Unrealized appreciation (depreciation) on investments and foreign currency transactions	3,765,628	147,675,127	1,500,688

	$22,969,710	$1,038,419,200	$24,875,534

Outstanding shares:
Common Shares (Class I) *	1,066,242	54,912,420	1,447,886

Common Shares (Class S) *	—	4,784,642	233,532

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$22,969,710	$955,460,494	$21,424,455

Common Shares (Class S) *	—	82,958,706	3,451,079

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$21.54	$17.40	$14.80

Common Shares (Class S) *	—	$17.34	$14.78

*	Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$95,481,705	$104,715,232	$5,788,117	$68,589,516	$19,765,590	$7,247,179

$143,078,772	$169,288,263	$5,743,124	$102,483,976	$22,110,465	$9,003,729
1,773,721	2,295,864	196,123	1,145,434	216,823	178,748
105,206	68,941	7,607	16,569	110,019	44,374
1,004,076	1,927,919	28,743	862,385	185,098	—
5,900	6,557	—	5,460	3,450	4,402

145,967,675	173,587,544	5,975,597	104,513,824	22,625,855	9,231,253

869,090	1,500,037	30,856	560,802	112,160	23,983
169,576	54,277	—	7,793	106	—
—	—	—	—	—	—
122,147	179,593	6,091	129,394	28,227	15,179
—	—	463	—	—	—

1,160,813	1,733,907	37,410	697,989	140,493	39,162

$144,806,862	$171,853,637	$5,938,187	$103,815,835	$22,485,362	$9,192,091

$70,899,476	$86,631,497	$5,963,015	$61,014,265	$18,963,702	$7,293,935
376,240	—	12,183	—	120,934	11,294
25,934,079	20,649,109	7,982	8,907,110	1,059,932	130,343
47,597,067	64,573,031	(44,993)	33,894,460	2,340,794	1,756,519

$144,806,862	$171,853,637	$5,938,187	$103,815,835	$22,485,362	$9,192,091

3,067,477	8,499,983	372,170	1,727,307	1,328,658	622,379

—	—	223,936	—	—	—

$144,806,862	$171,853,637	$3,708,201	$103,815,835	$22,485,362	$9,192,091

—	—	2,229,986	—	—	—

$47.21	$20.22	$9.96	$60.10	$16.92	$14.77

—	—	$9.96	—	—	—

JUNE 30, 2015	51

STATEMENTS OF OPERATIONS

Year or Period Ended June 30, 2015

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$192,168	$26,209,216	$680,665
Interest	200,380	—	—

Total income.	392,548	26,209,216	680,665

Expenses (note 4):
Investment management and advisory service fee	180,507	10,971,980	330,164
12b-1 fees (Class S)	—	233,194	11,298

Total expenses	180,507	11,205,174	341,462

Net investment income (loss)	212,041	15,004,042	339,203

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	973,568	129,746,541	2,508,227
Net realized gain (loss) on foreign currency transactions	—	—	(1,605)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(163,103)	(74,833,461)	(2,265,234)

Net gain (loss)	810,465	54,913,080	241,388

Net increase (decrease) in net assets resulting from operations	$1,022,506	$69,917,122	$580,591

* Foreign taxes withheld on dividends received	$64	$130,416	$30,675

[1]	The Fund commenced investment operations on March 31, 2015.

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund [1]	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$2,409,947	$1,677,005	$30,095	$684,756	$459,891	$216,318
—	—	—	—	—	—

2,409,947	1,677,005	30,095	684,756	459,891	216,318

1,715,263	2,200,032	16,863	1,490,702	335,802	200,197
—	—	1,364	—	—	—

1,715,263	2,200,032	18,227	1,490,702	335,802	200,197

694,684	(523,027)	11,868	(805,946)	124,089	16,121

35,475,388	24,906,408	6,933	11,269,192	2,278,256	271,033
—	—	—	—	(3,155)	(4,827)

(17,898,539)	(8,333,973)	(44,993)	(555,722)	(2,780,503)	(1,106,491)

17,576,849	16,572,435	(38,060)	10,713,470	(505,402)	(840,285)

$18,271,533	$16,049,408	($26,192)	$9,907,524	($381,313)	($824,164)

—	$5,484	$181	$1,772	$40,170	$27,834

JUNE 30, 2015	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Operations:
Net investment income (loss)	$212,041	$200,254	$15,004,042	$16,078,913
Net realized gain (loss) on investments and foreign currency transactions	973,568	788,842	129,746,541	120,808,574
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(163,103)	1,132,195	(74,833,461)	64,724,930

Net increase in net assets resulting from operations	1,022,506	2,121,291	69,917,122	201,612,417

Distributions from:
Net investment income
Common shares (Class I)	(199,000)	(190,000)	(13,464,793)	(14,116,740)
Common shares (Class S)	—	—	(1,026,207)	(1,647,273)
Net realized gains on investments
Common shares (Class I)	(480,078)	—	(119,694,644)	(34,547,857)
Common shares (Class S)	—	—	(10,548,178)	(5,368,982)

Total distributions	(679,078)	(190,000)	(144,733,822)	(55,680,852)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	8,320,812	1,552,785	208,800,590	215,015,927
Common shares (Class S)	—	—	9,777,088	24,916,784
Reinvested distributions
Common shares (Class I)	675,273	188,535	46,959,946	17,771,240
Common shares (Class S)	—	—	11,489,762	6,951,326
Payments for shares redeemed
Common shares (Class I)	(2,014,901)	(1,519,254)	(248,581,657)	(266,221,111)
Common shares (Class S)	—	—	(35,749,398)	(78,648,123)

Increase (decrease) in net assets from capital transactions.	6,981,184	222,066	(7,303,669)	(80,213,957)

Total increase (decrease) in net assets	7,324,612	2,153,357	(82,120,369)	65,717,608

Net assets:
Beginning of period	15,645,098	13,491,741	1,120,539,569	1,054,821,961

End of period *	$22,969,710	$15,645,098	$1,038,419,200	$1,120,539,569

Capital transactions in shares:
Sold
Common shares (Class I)	383,633	79,403	11,517,705	12,312,665
Common shares (Class S)	—	—	541,368	1,452,954
Reinvested distributions
Common shares (Class I)	31,872	9,775	2,703,144	1,033,969
Common shares (Class S)	—	—	663,435	405,516
Redeemed
Common shares (Class I)	(93,881)	(77,091)	(13,738,327)	(15,216,805)
Common shares (Class S)	—	—	(1,973,196)	(4,559,813)

Net increase (decrease)	321,624	12,087	(285,871)	(4,571,514)

* includes undistributed (distributions in excess) net investment income (loss)	$68,466	$55,722	$4,131,185	$3,646,772

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

$339,203	$335,668	$694,684	$1,121,113	($523,027)	($636,119)
2,506,622	1,363,966	35,475,388	31,100,027	24,906,408	19,973,360
(2,265,234)	1,616,209	(17,898,539)	8,823,262	(8,333,973)	18,652,542

580,591	3,315,843	18,271,533	41,044,402	16,049,408	37,989,783

(284,505)	(263,794)	(774,000)	(1,460,025)	—	—
(45,495)	(43,211)	—	—	—	—

(1,500,249)	(736,258)	(33,093,221)	(19,160,085)	(22,297,244)	(8,937,914)
(245,468)	(153,131)	—	—	—	—

(2,075,717)	(1,196,394)	(33,867,221)	(20,620,110)	(22,297,244)	(8,937,914)

5,533,002	5,465,390	4,283,270	5,430,647	1,271,258	2,174,926
3,019,026	1,326,440	—	—	—	—

1,784,612	999,990	33,300,492	20,300,124	21,501,154	8,666,217
290,963	196,343	—	—	—	—

(6,024,442)	(1,000,114)	(65,755,175)	(53,865,750)	(24,946,507)	(11,746,192)
(3,022,827)	(1,770,346)	—	—	—	—

1,580,334	5,217,703	(28,171,413)	(28,134,979)	(2,174,095)	(905,049)

85,208	7,337,152	(43,767,101)	(7,710,687)	(8,421,931)	28,146,820

24,790,326	17,453,174	188,573,963	196,284,650	180,275,568	152,128,748

$24,875,534	$24,790,326	$144,806,862	$188,573,963	$171,853,637	$180,275,568

369,646	366,646	89,968	107,350	63,009	108,717
202,447	87,386	—	—	—	—

121,436	67,695	727,721	412,688	1,124,537	433,962
19,811	13,301	—	—	—	—

(407,026)	(65,214)	(1,341,390)	(1,058,721)	(1,237,944)	(592,470)
(200,120)	(117,825)	—	—	—	—

106,194	351,989	(523,701)	(538,683)	(50,398)	(49,791)

$128,141	$120,563	$376,240	$455,556	—	—

JUNE 30, 2015	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund
	Three Months Ended June 30, 2015 [1]	Year Ended June 30, 2015	Year Ended June 30, 2014
Operations:
Net investment income (loss)	$11,868	($805,946)	($909,126)
Net realized gain (loss) on investments and foreign currency transactions	6,933	11,269,192	10,433,876
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(44,993)	(555,722)	9,402,621

Net increase (decrease) in net assets resulting from operations	(26,192)	9,907,524	18,927,371

Distributions from:
Net investment income
Common shares (Class I)	—	—	—
Net realized gains on investments
Common shares (Class I)	—	(11,167,852)	—

Total distributions	—	(11,167,852)	—

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	3,724,971	3,040,540	4,035,232
Common shares (Class S)	2,364,633	—	—
Reinvested distributions
Common shares (Class I)	—	10,988,324	—
Payments for shares redeemed
Common shares (Class I)	—	(8,462,484)	(8,245,564)
Common shares (Class S)	(125,225)	—	—

Increase (decrease) in net assets from capital transactions	5,964,379	5,566,380	(4,210,332)

Total increase (decrease) in net assets	5,938,187	4,306,052	14,717,039

Net assets:
Beginning of period	—	99,509,783	84,792,744

End of period*	$5,938,187	$103,815,835	$99,509,783

Capital transactions in shares:
Sold
Common shares (Class I)	372,170	52,307	70,531
Common shares (Class S)	236,449	—	—
Reinvested distributions
Common shares (Class I)	—	198,095	—
Redeemed
Common shares (Class I)	—	(144,334)	(142,415)
Common shares (Class S)	(12,513)	—	—

Net increase (decrease)	596,106	106,068	(71,884)

*includes undistributed (distributions in excess) net investment income (loss)	$12,183	—	—
[1]	The Fund commenced investment operations on March 31, 2015.

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit International Growth Fund		Sit Developing Markets Growth Fund
Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

$124,089	$391,390	$16,121	($7,675)
2,275,101	1,834,049	266,206	654,087
(2,780,503)	1,342,866	(1,106,491)	641,337

(381,313)	3,568,305	(824,164)	1,287,749

(354,576)	(231,001)	—	(16,575)

—	—	(795,509)	(596,525)

(354,576)	(231,001)	(795,509)	(613,100)

585,445	1,784,889	248,461	876,017
—	—	—	—

352,967	229,662	781,882	602,798

(1,844,577)	(2,114,470)	(1,026,294)	(1,961,000)
—	—	—	—

(906,165)	(99,919)	4,049	(482,185)

(1,642,054)	3,237,385	(1,615,624)	192,464

24,127,416	20,890,031	10,807,715	10,615,251

$22,485,362	$24,127,416	$9,192,091	$10,807,715

35,057	108,905	14,969	50,956
—	—	—	—

22,396	13,868	54,601	35,859

(112,589)	(127,374)	(65,574)	(115,884)
—	—	—	—

(55,136)	(4,601)	3,996	(29,069)

$120,934	$354,576	$11,294	—

JUNE 30, 2015	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period.	$21.01	$18.42	$16.97	$16.47	$14.18

Operations:
Net investment income [1]	0.25	0.27	0.27	0.29	0.27
Net realized and unrealized gains	1.16	2.58	1.46	0.46	2.32

Total from operations	1.41	2.85	1.73	0.75	2.59

Distributions to Shareholders:
From net investment income	(0.24)	(0.26)	(0.28)	(0.25)	(0.30)
From net realized gains	(0.64)	—	—	—	—

Total distributions	(0.88)	(0.26)	(0.28)	(0.25)	(0.30)

Net Asset Value:
End of period	$21.54	$21.01	$18.42	$16.97	$16.47

Total investment return [2]	6.86%	15.58%	10.26%	4.61%	18.46%

Net assets at end of period (000’s omitted)	$22,970	$15,645	$13,492	$11,821	$11,150

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.17%	1.36%	1.52%	1.75%	1.75%

Portfolio turnover rate (excluding short-term securities)	47.49%	54.52%	30.86%	47.01%	40.84%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$18.69	$16.35	$14.10	$13.91	$10.64

Operations:
Net investment income [1]	0.25	0.26	0.27	0.24	0.21
Net realized and unrealized gains.	0.92	2.96	2.46	0.26	3.23

Total from operations	1.17	3.22	2.73	0.50	3.44

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.25)	(0.25)	(0.26)	(0.21)	(0.17)
From net realized gains	(2.21)	(0.63)	(0.22)	(0.10)	—

Total distributions	(2.46)	(0.88)	(0.48)	(0.31)	(0.17)

Net Asset Value:
End of period	$17.40	$18.69	$16.35	$14.10	$13.91

Total investment return [3]	6.39%	20.26%	19.77%	3.76%	32.58%

Net assets at end of period (000’s omitted)	$955,460	$1,017,106	$920,324	$619,667	$328,057

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.39%	1.50%	1.78%	1.79%	1.59%

Portfolio turnover rate (excluding short-term securities)	57.69%	44.36%	26.58%	26.84%	14.67%

Class S	Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period.	$18.63	$16.29	$14.06	$13.87	$10.61

Operations:
Net investment income [1]	0.21	0.22	0.23	0.21	0.17
Net realized and unrealized gains	0.91	2.96	2.44	0.26	3.23

Total from operations	1.12	3.18	2.67	0.47	3.40

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.20)	(0.21)	(0.22)	(0.18)	(0.14)
From net realized gains	(2.21)	(0.63)	(0.22)	(0.10)	—

Total distributions	(2.41)	(0.84)	(0.44)	(0.28)	(0.14)

Net Asset Value:
End of period	$17.34	$18.63	$16.29	$14.06	$13.87

Total investment return [3]	6.13%	20.02%	19.39%	3.53%	32.27%

Net assets at end of period (000’s omitted)	$82,959	$103,433	$134,498	$100,878	$56,280

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.14%	1.25%	1.53%	1.54%	1.34%

Portfolio turnover rate (excluding short-term securities)	57.69%	44.36%	26.58%	26.84%	14.67%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2015	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$15.74	$14.27	$12.55	$13.26	$10.41

Operations:
Net investment income [1]	0.20	0.23	0.25	0.24	0.20
Net realized and unrealized gains (losses)	0.13	2.09	1.78	(0.58)	2.95

Total from operations	0.33	2.32	2.03	(0.34)	3.15

Redemption fees	—	— [2]	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.20)	(0.22)	(0.23)	(0.22)	(0.17)
From net realized gains	(1.07)	(0.63)	(0.08)	(0.15)	(0.13)

Total distributions	(1.27)	(0.85)	(0.31)	(0.37)	(0.30)

Net Asset Value:
End of period	$14.80	$15.74	$14.27	$12.55	$13.26

Total investment return [3]	2.19%	16.76%	16.36%	(2.44% )	30.55%

Net assets at end of period (000’s omitted)	$21,424	$21,467	$14,196	$10,421	$7,834
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.33%	1.55%	1.81%	1.97%	1.57%
Portfolio turnover rate (excluding short-term securities)	75.06%	48.68%	26.15%	26.65%	21.84%

Class S	Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$15.72	$14.25	$12.54	$13.24	$10.40

Operations:
Net investment income [1]	0.16	0.20	0.21	0.21	0.16
Net realized and unrealized gains (losses)	0.13	2.09	1.78	(0.57)	2.95

Total from operations	0.29	2.29	1.99	(0.36)	3.11

Redemption fees	—	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.16)	(0.19)	(0.20)	(0.19)	(0.14)
From net realized gains	(1.07)	(0.63)	(0.08)	(0.15)	(0.13)

Total distributions	(1.23)	(0.82)	(0.28)	(0.34)	(0.27)

Net Asset Value:
End of period	$14.78	$15.72	$14.25	$12.54	$13.24

Total investment return [3]	2.00%	16.49%	16.01%	(2.60% )	30.17%

Net assets at end of period (000’s omitted)	$3,451	$3,323	$3,257	$2,608	$1,444

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.08%	1.30%	1.56%	1.72%	1.32%

Portfolio turnover rate (excluding short-term securities)	75.06%	48.68%	26.15%	26.65%	21.84%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period.	$52.51	$47.53	$45.53	$43.96	$34.75

Operations:
Net investment income [1]	0.20	0.29	0.43	0.26	0.22
Net realized and unrealized gains	5.04	10.23	5.69	1.63	9.21

Total from operations	5.24	10.52	6.12	1.89	9.43

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.24)	(0.39)	(0.46)	(0.32)	(0.22)
From net realized gains	(10.30)	(5.15)	(3.66)	—	—

Total distributions	(10.54)	(5.54)	(4.12)	(0.32)	(0.22)

Net Asset Value:
End of period	$47.21	$52.51	$47.53	$45.53	$43.96

Total investment return [3]	10.62%	22.92%	14.18%	4.39%	27.18%

Net assets at end of period (000’s omitted)	$144,807	$188,574	$196,285	$254,256	$365,045

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.41%	0.57%	0.92%	0.61%	0.54%

Portfolio turnover rate (excluding short-term securities)	24.04%	27.34%	13.42%	15.06%	25.36%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2015	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2015		2014		2013		2012		2011

Net Asset Value:
Beginning of period.	$21.08		$17.69		$15.77		$15.88		$11.57

Operations:
Net investment loss [1]	(0.06)		(0.07)		(0.03)		(0.05)		(0.06)
Net realized and unrealized gains (losses)	1.91		4.54		2.32		(0.06)		4.37

Total from operations	1.85		4.47		2.29		(0.11)		4.31

Capital share proceeds	—		—		—		—		—	[2,3]

Redemption fees [2]	—		—		—		—		—

Distributions to Shareholders:
From net realized gains	(2.71)		(1.08)		(0.37)		—		—

Net Asset Value:
End of period	$20.22		$21.08		$17.69		$15.77		$15.88

Total investment return [4]	9.52%		25.58%		14.70%		(0.69%	)	37.25%[5]

Net assets at end of period (000’s omitted)	$171,854		$180,276		$152,129		$144,601		$165,288

Ratios: [6,7]
Expenses (without waiver)	1.25%		1.25%		1.25%		1.25%		1.25%
Expenses (with waiver)	1.25%		1.25%		1.25%		1.25%		1.20%
Net investment loss (without waiver)	(0.30%	)	(0.37%	)	(0.17%	)	(0.33%	)	(0.49%	)
Net investment loss (with waiver)	(0.30%	)	(0.37%	)	(0.17%	)	(0.33%	)	(0.44%	)

Portfolio turnover rate (excluding short-term securities)	23.39%		27.65%		16.91%		16.23%		26.98%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	The Fund accounted for proceeds during the year from market timing settlements.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was less than 0.01%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Three
Class I	Months Ended
June 30, 2015 *

Net Asset Value:
Beginning of period	$10.00

Operations:
Net investment income [1]	0.02
Net realized and unrealized losses	(0.06)

Total from operations	(0.04)

Net Asset Value:
End of period	$9.96

Total investment return [2]	(0.40%)

Net assets at end of period (000’s omitted)	$3,708

Ratios: [3]
Expenses	1.25%
Net investment income	0.98%

Portfolio turnover rate (excluding short-term securities)	2.63%[4]

Three
Class S	Months Ended
June 30, 2015 *

Net Asset Value:
Beginning of period	$10.00

Operations:
Net investment income [1]	0.02
Net realized and unrealized losses	(0.06)

Total from operations.	(0.04)

Net Asset Value:
End of period	$9.96

Total investment return [2]	(0.40%)

Net assets at end of period (000’s omitted)	$2,230

Ratios: [3]
Expenses	1.50%
Net investment income	0.73%

Portfolio turnover rate (excluding short-term securities)	2.63%[4]

*	The Fund commenced investment operations on March 31, 2015.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

JUNE 30, 2015	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Years Ended June 30,
	2015	2014		2013		2012		2011

Net Asset Value:
Beginning of period	$61.38	$50.08		$43.90		$43.86		$31.32

Operations:
Net investment loss [1]	(0.48)	(0.55)		(0.30)		(0.34)		(0.36)
Net realized and unrealized gains	6.26	11.85		6.48		0.38		12.89

Total from operations	5.78	11.30		6.18		0.04		12.53

Capital share proceeds	—	—		—		—		0.01	[2]

Redemption fees [3]	—	—		—		—		—

Distributions to Shareholders:
From net realized gains	(7.06)	—		—		—		—

Net Asset Value:
End of period	$60.10	$61.38		$50.08		$43.90		$43.86

Total investment return [4]	10.38%	22.56%		14.08%		0.09%		40.04%[5]

Net assets at end of period (000’s omitted)	$103,816	$99,510		$84,793		$78,202		$94,744

Ratios: [6]
Expenses	1.50%	1.50%		1.50%		1.50%		1.50%
Net investment loss	(0.81% )	(0.94%	)	(0.64%	)	(0.82%	)	(0.91%	)
Portfolio turnover rate (excluding short-term securities)	31.07%	33.38%		28.36%		22.32%		30.33%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.03%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$17.44	$15.05	$13.29	$15.16	$11.67

Operations:
Net investment income [1]	0.09	0.28	0.20	0.22	0.16
Net realized and unrealized gains (losses)	(0.34)	2.28	1.80	(1.86)	3.39

Total from operations	(0.25)	2.56	2.00	(1.64)	3.55

Capital share proceeds	—	—	—	—	0.07	[2]

Redemption fees	—	—	—	— [3]	—	[3]

Distributions to Shareholders:
From net investment income	(0.27)	(0.17)	(0.24)	(0.23)	(0.13)

Net Asset Value:
End of period	$16.92	$17.44	$15.05	$13.29	$15.16

Total investment return [4]	(1.35% )	17.06%	15.06%	(10.69% )	31.08%[5]

Net assets at end of period (000’s omitted)	$22,485	$24,127	$20,890	$19,296	$24,823

Ratios: [6,7]
Expenses (without waiver)	1.50%	1.50%	1.50%	1.50%	1.61%
Expenses (with waiver)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (without waiver)	0.55%	1.69%	1.39%	1.62%	1.01%
Net investment income (with waiver)	0.55%	1.69%	1.39%	1.62%	1.12%

Portfolio turnover rate (excluding short-term securities)	56.97%	46.91%	27.93%	27.82%	35.95%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.60% for the year ended June 30, 2011.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate, and the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2015	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$17.48	$16.40	$17.70	$23.24	$19.00

Operations:
Net investment income (loss) [1]	0.03	(0.01)	0.04	0.06	0.03
Net realized and unrealized gains (losses)	(1.41)	2.07	0.14	(3.89)	4.90

Total from operations	(1.38)	2.06	0.18	(3.83)	4.93

Redemption fees	—	—	—	— [2]	—

Distributions to Shareholders:
From net investment income	—	(0.03)	(0.06)	(0.06)	(0.02)
From net realized gains	(1.33)	(0.95)	(1.42)	(1.65)	(0.67)

Total distributions	(1.33)	(0.98)	(1.48)	(1.71)	(0.69)

Net Asset Value:
End of period	$14.77	$17.48	$16.40	$17.70	$23.24

Total investment return [3]	(7.64% )	12.79%	0.36%	(16.29% )	25.95%

Net assets at end of period (000’s omitted)	$9,192	$10,808	$10,615	$11,634	$15,420

Ratios: [4]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	0.16%	(0.07% )	0.24%	0.29%	0.15%

Portfolio turnover rate (excluding short-term securities)	21.51%	21.45%	15.48%	22.56%	19.14%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended June 30, 2015

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any

JUNE 30, 2015	67

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended June 30, 2015 (Continued)

dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2015 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

68	SIT MUTUAL FUNDS ANNUAL REPORT

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2012, 2013 and 2014 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2015, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost of
	Unrealized	Unrealized	Appreciation	Securities on a
	Appreciation	Depreciation	(Depreciation)	Tax Basis
Balanced	$4,058,921	($302,994)	$3,755,927	$18,457,386
Dividend Growth	162,383,006	(17,109,654)	145,273,352	889,096,547
Global Dividend Growth	2,484,195	(1,025,914)	1,458,281	23,053,638
Large Cap Growth	49,108,429	(1,546,110)	47,562,319	95,516,453
Mid Cap Growth	66,666,804	(2,097,892)	64,568,912	104,719,351
Small Cap Dividend Growth	175,544	(220,150)	(44,606)	5,787,730
Small Cap Growth	36,080,124	(2,188,669)	33,891,455	68,592,521
International Growth	3,929,062	(1,718,844)	2,210,218	19,900,247
Developing Markets Growth	2,424,028	(667,497)	1,756,531	7,247,198

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2015 and 2014 were as follows:

Year Ended June 30, 2015:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$226,644	$452,434	$679,078
Dividend Growth (Class I)	19,006,449	114,151,521	133,157,970
Dividend Growth (Class S)	1,514,587	10,059,686	11,574,273
Global Dividend Growth (Class I)	315,934	1,468,820	1,784,754
Global Dividend Growth (Class S)	50,637	240,326	290,963
Large Cap Growth	1,318,355	32,548,866	33,867,221
Mid Cap Growth	—	22,297,244	22,297,244
Small Cap Dividend Growth (Class I)	—	—	—
Small Cap Dividend Growth (Class S)	—	—	—
Small Cap Growth	—	11,167,852	11,167,852
International Growth	354,576	—	354,576
Developing Markets Growth	—	795,509	795,509

JUNE 30, 2015	69

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended June 30, 2015 (Continued)

Year Ended June 30, 2014:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$190,000	—	$190,000
Dividend Growth (Class I)	17,289,602	$31,374,733	48,664,335
Dividend Growth (Class S)	2,140,368	4,875,856	7,016,224
Global Dividend Growth (Class I)	263,794	736,258	1,000,052
Global Dividend Growth (Class S)	43,211	153,131	196,342
Large Cap Growth	1,617,540	19,002,570	20,620,110
Mid Cap Growth	—	8,937,914	8,937,914
Small Cap Growth	—	—	—
International Growth	231,001	—	231,001
Developing Markets Growth	16,575	596,525	613,100

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Unrealized
	Ordinary	Accumulated	Appreciation
	Income	Gain (Loss)	(Depreciation)
Balanced	$137,851	$547,666	$3,755,927
Dividend Growth	9,585,429	90,279,101	145,273,352
Global Dividend Growth	242,187	1,760,714	1,457,224
Large Cap Growth	1,487,352	24,857,715	47,562,319
Mid Cap Growth	—	20,653,228	64,568,912
Small Cap Dividend Growth	19,116	662	(44,606)
Small Cap Growth	—	8,910,115	33,891,455
International Growth	120,934	1,194,589	2,206,137
Developing Markets Growth	11,294	130,362	1,756,500

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized	Additional
	Income	Gain (Loss)	Paid-in Capital
Balanced	($297)	$297	—
Dividend Growth	(28,629)	28,629	—
Global Dividend Growth	(1,625)	1,625	—
Mid Cap Growth	523,027	(445,171)	($77,856)
Small Cap Dividend Growth	315	1,049	(1,364)
Small Cap Growth	805,946	—	(805,946)
International Growth	(3,155)	3,155	—
Developing Markets Growth	(4,827)	4,827	—

These differences were primarily attributable to return of capital dividends received, 988 reclassifications, non-deductible net operating losses and capital loss carryovers expiring.

70	SIT MUTUAL FUNDS ANNUAL REPORT

Net capital loss carryovers and late year losses, if any, as of June 30, 2015, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012.

For the year ended June 30, 2015, the Funds’ utilized pre-enactment capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
International Growth	$1,081,060	2018	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

JUNE 30, 2015	71

NOTES TO FINANCIAL STATEMENTS

Year or Period Ended June 30, 2015 (Continued)

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2015, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
Balanced	$2,754,731	$11,653,148	$1,740,291	$6,594,737
Dividend Growth	—	625,157,743	—	756,432,484
Global Dividend Growth	—	19,370,784	—	19,524,288
Large Cap Growth	—	40,522,707	—	101,964,410
Mid Cap Growth	—	40,491,860	—	65,157,861
Small Cap Dividend Growth	—	5,885,081	—	103,897
Small Cap Growth	—	30,493,757	—	36,278,376
International Growth	—	12,578,007	—	13,703,382
Developing Markets Growth	—	2,121,740	—	2,900,466

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Dividend Growth Class I and Class S	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth, Dividend Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

72	SIT MUTUAL FUNDS ANNUAL REPORT

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2015:

		% Shares
	Shares	Outstanding
Balanced	234,840	22.0
Dividend Growth	995,355	1.7
Global Dividend Growth	660,992	39.3
Large Cap Growth	449,123	14.6
Mid Cap Growth	3,351,462	39.4
Small Cap Dividend Growth	494,407	82.9
Small Cap Growth	856,108	49.6
International Growth	747,791	56.3
Developing Markets Growth	254,520	40.9

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2015, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$961	$2,643
Large Cap Growth	915	—
Mid Cap Growth	2	—
Small Cap Growth	195	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

JUNE 30, 2015	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc. (collectively, the Funds), including the schedules of investments, as of June 30, 2015, and the related statements of operations for the year then ended (period from March 31, 2015, commencement of operations, to June 30, 2015 for Sit Small Cap Dividend Growth Fund), the statements of changes in net assets for each of the years in the two-year period then ended (period from March 31, 2015 to June 30, 2015 for Sit Small Cap Dividend Growth Fund), and the financial highlights for each of the years in the five-year period then ended (period from March 31, 2015 to June 30, 2015 for Sit Small Cap Dividend Growth Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with custodians and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Divided Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund as of June 30, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 19, 2015

74	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2015 to June 30, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/15)	Ending Account Value (6/30/15)	Expenses Paid During Period (1/1/15- 6/30/15)
Balanced Fund*

Actual	$1,000	$1,019.60	$5.01
Hypothetical	$1,000	$1,019.84	$5.01

Dividend Growth Fund*

Actual
Class I	$1,000	$1,007.60	$4.98
Class S	$1,000	$1,006.40	$6.22
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Global Dividend Growth Fund*

Actual
Class I	$1,000	$1,021.00	$6.26
Class S	$1,000	$1,019.80	$7.51
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50

Large Cap Growth Fund*

Actual	$1,000	$1,037.40	$5.05
Hypothetical	$1,000	$1,019.84	$5.01

Mid Cap Growth Fund*

Actual	$1,000	$1,059.20	$6.38
Hypothetical	$1,000	$1,018.60	$6.26

Small Cap Dividend Growth Fund**

Actual
Class I	$1,000	$996.00	$3.11
Class S	$1,000	$996.00	$3.73
Hypothetical
Class I	$1,000	$1,018.60	$3.15
Class S	$1,000	$1,017.36	$3.77

Small Cap Growth Fund*

Actual	$1,000	$1,083.50	$7.75
Hypothetical	$1,000	$1,017.36	$7.50

International Growth Fund*

Actual	$1,000	$1,090.20	$7.77
Hypothetical	$1,000	$1,017.36	$7.50

JUNE 30, 2015	75

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (1/1/15)	Ending Account Value (6/30/15)	Expenses Paid During Period (1/1/15- 6/30/15)
Developing Markets Growth Fund*
Actual	$1,000	$1,022.10	$10.03
Hypothetical	$1,000	$1,014.88	$9.99

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth, Class I, and Mid Cap Growth Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

**Expenses are equal to the Small Cap Dividend Growth Fund’s annual expense ratio of 1.25% for Class I and 1.50% for Class S, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the one-quarter year period.)

76	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2014 to June 30, 2015 is as follows:

Fund	Percentage
Balanced Fund	58.9%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	83.3
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Dividend Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	24.9
Developing Markets Growth Fund	—

For the year ended June 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	63.7%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Dividend Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	100.0
Developing Markets Growth Fund	—

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2015. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$886,962
Dividend Growth Fund	124,684,096
Global Dividend Growth Fund	2,427,917
Large Cap Growth Fund	34,027,697
Mid Cap Growth Fund	24,465,356
Small Cap Dividend Growth Fund	662
Small Cap Growth Fund	11,269,192
International Growth Fund	1,194,589
Developing Markets Growth Fund	795,509

JUNE 30, 2015	77

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and the Sit Small Cap Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 53 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	13	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 79 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. January 2008 to December 2011.	13	None.
Sidney L. Jones Age: 81 Director	Director since 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities.	13	None.
Bruce C. Lueck Age: 74 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	13	None.
Donald W. Phillips Age: 67 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present; Partner of Ranieri Partners, 2007 to present.	13	None.
Barry N. Winslow Age: 67 Director	Director since 2010 or the Fund’s inception, if later.	Vice-Chairman of TCF Financial Corporation, July 2008 to July 2014.	13	TCF Financial Corporation.

78	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 52 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 46 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 48 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 49 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 70 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 54 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 49 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 46 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 55 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2015	79

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

80	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
June 30, 2015

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

SIT STOCK 6-2015

Item 2:     Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:     Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck,,Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:     Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2015	21,400	0	4,675	0
Fiscal year ended June 30, 2014	20,800	0	4,425	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:    Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:     Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:     Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.     Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:       Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:     Exhibits:

(a)    The following exhibits are attached to this Form N-CSR:

(2)    A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 28, 2015

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 28, 2015